                PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED
                    ON A REQUEST FOR CONFIDENTIAL TREATMENT

                                                                 EXHIBIT 10.21
                                                                            ----

                             RETAIL LEASE AGREEMENT

     THIS LEASE is entered into this 24 day of May, 1999, in consideration of the covenants and undertakings of each of the parties hereto by and between Peabody Place Centre, L.P., a Tennessee limited partnership, hereinafter referred to as "Landlord", and Silicon Entertainment, Inc., a California corporation, hereinafter referred to as "Tenant";

                                  WITNESSETH:

     Landlord owns, operates or controls certain real property located in the City of Memphis County of Shelby and State of Tennessee located at Peabody Place Centre; and

     WHEREAS, Tenant desires to lease from Landlord certain premises within the Shopping Center,

     NOW, THEREFORE, Landlord and Tenant agree as follows:

                                     PART 1
                                    PREMISES

     In consideration of the rent and other agreements contained in this Lease, Landlord leases to Tenant and Tenant rents from Landlord the premises (hereinafter the "Premises") described as follows:

     A retail store space numbers 214, 216, and 218 containing approximately 6,000 square feet within the Peabody Place Centre (hereinafter the "Shopping Center"), municipally described as Peabody Place
     Retail/Entertainment Development, in Memphis, Tennessee.

     The Premises are designated on Exhibit A hereto for the purpose of setting forth the configuration and approximate location of the Premises within the Shopping Center Site (the "Shopping Center Site" being defined to include all property shown on Exhibit A hereto). The Premises shall be improved or otherwise prepared for occupancy by Tenant in accordance with Exhibit C which sets out any work improvements to be implemented by Landlord and the cost, if any, to Tenant. In the absence of any specific requirements set forth on Exhibit C, Tenant shall be deemed to have accepted the Premises "as is", except for any items specified on a punch list delivered to Landlord within thirty
(30) days after possession of the Premises is delivered to Tenant. Notwithstanding the foregoing, Tenant shall not be deemed to have waived its right to require Landlord to correct any latent defects as long as Tenant gives notice thereof to Landlord on the earlier of thirty (30) days after discovery of the defect or thirty (30) days after the date Tenant should have been alerted to the existence thereof had Tenant acted reasonably, provided such notice must be provided in any event within one (1) year after delivery of possession of the Premises, Landlord covenants and agrees to (i) deliver the Premises in compliance with legal, code and zoning requirements exclusive of any such requirements relating to Tenant's Work including, but not limited to, building or occupancy permits, (ii) deliver the utility systems to the Premises as specified in Exhibit C in good working order, and (iii) deliver the rough shell building in good condition and repair, free of any asbestos.

     Tenant shall use commercially reasonable efforts to submit plans and specifications for Tenant's Work to Landlord for its approval, which shall not be unreasonably withheld, on or before [***]. Landlord shall approve such plans and specifications or provide specific objections thereto within [***] days after their receipt. Landlord acknowledges that Tenant's prototype design plan for its store incorporates the open storefront element into the design of the Premises provided that Tenant constructs such portion (and all portions) of Tenant's Work in compliance with applicable law, Exhibit C of this Lease, and pursuant to plans and specifications approved in advance by Landlord.


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                                     PART 2

                                      TERM

     Subject to the terms and conditions contained herein, this Lease shall be effective on the date of complete execution hereof by Landlord and Tenant, but the term of this Lease and the payment of Minimum Rental and Additional Charges (as defined in Exhibit B) shall begin on the commencement date (the "Commencement Date") which shall be the earlier of (i) the date on which Tenant opens for business, or (ii) one hundred twenty (120) days after Landlord tenders delivery of the Premises to Tenant, in the event that Landlord is implementing improvements pursuant to the provisions of exhibit C, tender of delivery shall have occurred on the date Landlord notifies Tenant that Landlord has either (i) substantially completed any improvements to be implemented by Landlord pursuant to Exhibit C subject to minor punchlist terms, or (ii) determined that Landlord's work pursuant to Exhibit C has progressed sufficiently such that Tenant may commence and complete Tenants work while portions of Landlord's work are still being completed. Notwithstanding anything to the contrary contained herein, Tenant shall not be deemed to be in default hereunder for failure to open for business on or before the Commencement Date, so long as Tenant opens for business not later than one hundred thirty five (135) days after Landlord delivers possession of the Premises to Tenant, subject to Force Majeure and delays caused by Landlord. Additionally, Landlord agrees that it shall deliver possession of the Premises to Tenant at least one hundred twenty (120) days prior to the grand opening of the Shopping Center.

     Landlord shall use its reasonable commercial efforts to deliver the Premises with Landlord's Work substantially complete to Tenant on or before June 15, 2000 (the "Target Delivery Date"), subject to delays caused by events of Force Majeure (as hereinafter defined), in the event that Landlord is unable to deliver possession of the Premises with Landlord's Work substantially complete to Tenant on or before the Target Deliver Date, Landlord shall deliver the Premises to Tenant after substantial completion of Landlord's Work, and Tenant shall complete Tenant's Work within one hundred twenty (120) days after the date of delivery of the Premises subject to Force Majeure and delays caused by Landlord and open for business in the Premises in accordance with the provisions of the foregoing paragraph, provided, however. Tenant shall not be obligated to pay Minimum Rental, Percentage Rental or Additional Charges until (i) March 1, 2001 (provided that Landlord delivers possession of the Premises on or before November 1, 2000) or (ii) such later date that is one hundred twenty (120) days after Landlord delivers possession of the Premises to Tenant with Landlord's Work substantially complete. Landlord agrees that in the event Landlord does not deliver possession of the Premises to Tenant on or before November 1, 2000, within ten (10) days after Tenant's written request, Landlord shall confirm to Tenant in writing that its leased for space in the Shopping Center with Muvico (or a comparable tenant) and Jillian's (or a comparable tenant) are in full force and effect. In the event that Landlord is unable to confirm that such leases are in full affect or fails to respond to Tenant's request within ten
(10) days, Tenant shall have a right to terminate this Lease on thirty (30) days written notice to Landlord, which notice shall be given within ten (10) days after (i) the expiration of the aforesaid ten-day period if Landlord fails to respond or (ii) Tenant's receipt of notice from Landlord stating that such leases are not in full force and effect. In such event, Landlord shall reimburse Tenant for all of its out-of-pocket expenses incurred in connection with this lease, including, but not limited to, architectural and design fees and attorneys fees in an amount not to exceed [***]. Notwithstanding the foregoing, in the event that Landlord reinstates both of the respective leases or executes leases with comparable tenant(s) during the thirty-day period, Tenant's termination shall be rendered null and void and of no further force or effect. Notwithstanding anything to the contrary contained in this Lease, if Landlord has not delivered the Premises to Tenant with all of Landlord's Work substantially completed as required hereunder on or before June 1, 2001 (subject to Force Majeure), then Tenant may terminate this Lease by written notice to Landlord delivered by June 15, 2001, and Landlord shall reimburse Tenant for all of its out-of-pocket expenses incurred in connection with this Lease including, but not limited to, architectural and design fees and attorneys fees in an amount not to exceed [***].

     Notwithstanding the foregoing, Tenant's obligation to commence payment of Minimum Rental, Percentage Rental and Addition Charges shall be tolled by the number of days of delay in Tenant's opening for business resulting from delays caused by Landlord.

     If the Commencement Date occurs on the first day of a month, the term shall expire


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
without notice on the last day of the calender month [***] years hence, and if the Commencement Date occurs on a day other than the first day of a month, the term shall expire without notice on the last day of the calender month in which the Commencement Date occurs [***] years hence.

     Landlord and Tenant agree that, upon the demand of the other party, each shall execute an amendment to this Lease, in recordable form, setting forth the Commencement Date and the termination date of the Lease term. Any access by Tenant to the Premises prior to the Commencement Date shall be upon all of the terms, covenants and conditions of this Lease, provided, however, Tenant shall have no obligations with respect to the payment of Minimum Rental, Percentage Rental and Additional Charges. Tenant shall pay all utility charges related to the Premises which accrue from and after Landlord's tender of possession.

                                     PART 3
                               OPENING COTENANCY

     Notwithstanding anything contained herein to the contrary, until such time as Muvico Theater (or a comparable tenant) is open and operating for business and sixty percent (60%) of the other tenants of the Shopping Center are open and operating for business (the "Initial Cotenancy"), Tenant may pay in lieu of the Minimum Rental and Additional Charges reserved hereunder (but in no event more than the monthly installment of Minimum Rental and Additional Charges otherwise payable hereunder), an amount equal to [***] of Sales and Business Transacted from the Premises, such amount to be due and payable within thirty (30) days after the month in which such sales occurred, together with submission of evidence of the amount of Sales and Business Transacted. Commencing on the first day of the month following the month in which the Initial Cotenancy has been reached, Tenant will commence payment of Minimum Rental and Additional Charges as reserved hereunder. Notwithstanding anything to the contrary contained herein, the Commencement Date of the Lease term shall occur on the date on which the Initial Cotenancy is met. In the event that the Initial Cotenancy has not been satisfied for a period equal to eight (8) months after the date on which Tenant is obligated to open for business in the Premises, Tenant shall have a one-time right to terminate this Lease on written notice from Tenant to Landlord given by the date that is thirty (30) days after the date that is twelve (12) months after the date of delivery of possession. In such event, Landlord shall reimburse Tenant for its actual out-of-pocket costs incurred in connection with this Lease, including but not limited to the costs of constructing leasehold improvements, in an amount not to exceed [***], less the amount of the Construction Allowance paid by Landlord to Tenant in accordance with the terms of Exhibit C attached hereto and made a part hereof.

                                     PART 4
                               ONGOING COTENANCY

     If at any time after the date that is twelve (12) months after the Commencement Date, (i) the multiplex movie theater facility located in the Shopping Center (and currently leased by Muvico) closes for business (the requirement that such theater facility be open for business referred to herein as the "Theater Requirement") or (ii) less than sixty percent (60%) of the total leasable floor area of the Shopping Center is occupied by tenants or licensees and open for business (the requirement that such sixty percent (60%) of the total leasable floor area of the Shopping center be occupied and open for business referred to herein as the "Cotenancy Requirement"), then Tenant shall have the right to cease operating its business in the Premises ("Go
Dark") until such time as both the Theater Requirement and the Cotenancy Requirement are satisfied, and during such Go Dark period, Tenant shall not be obligated to pay any Percentage Rental (i.e., Tenant will continue to pay only the Minimum Rental along with Additional Charges as required to be paid under the Lease). In the event that Tenant shall be entitled to Go Dark pursuant hereto but shall elect to remain open for business in the Premises, Tenant shall have the right to so remain open and for so long as the Theater Requirement and/or the Cotenancy Requirement remains unsatisfied, Tenant shall be obligated to pay the lesser of Minimum Rental and Percentage Rental (without reference to the Percentage Rental Breakpoint) (such lesser amount referred to herein as the "Abated Rent"), along with Additional Charges as required to be paid under this Lease.



*** Confidential treatment requested.

     If either the Theater Requirement or the Cotenancy Requirement remains unsatisfied for a period of nine (9) months or longer, then Tenant shall have the right, so long as either the Theater Requirement or the Cotenancy Requirement remains unsatisfied, to terminate this Lease and, if Tenant so elects to terminate this Lease, Landlord shall reimburse Tenant for all reasonable, third-party costs and expenses (but not to exceed [***], less the amount of the Construction Allowance paid to Tenant by Landlord pursuant to the provisions of Exhibit C attached hereto and made a part hereof) actually incurred by Tenant in connection with the negotiation of this Lease and the termination of this Lease, the preparation of Tenant's design plans and specifications, and other design and construction costs, including, without limitation, the cost of leasehold improvements in connection with the preparation of the Premises for Tenant's business; provided, however, notwithstanding the foregoing, with respect to the Theater Requirement, if Landlord provides Tenant with credible and reliable evidence on or before the expiration of the foregoing nine (9) month period that Landlord will have the theater facility open and operating within an additional nine (9) months after the expiration of the foregoing nine (9) month period (the "Extended Theater Period") (i.e., evidence (including without limitation, a lease executed by a theater tenant that commits such tenant to open by such date) that the theater facility will be open within eighteen (18) months after the Theater Requirement failed to be satisfied), then Tenant shall not be permitted to terminate this Lease as a result of Landlord's failure to satisfy the Theater Requirement unless such Theater Requirement remains unsatisfied at the expiration of the Extended Theater Period.

                                     PART 5
                                      RENT

     Tenant covenants and agrees that without demand, notice or set off, except as otherwise expressly provided herein, Tenant shall pay to Landlord minimum annual rental (hereinafter the "Minimum Rental") and percentage rental ("Percentage Rental") in the amounts as follows:

     Minimum Rental in the amount of [***] per square foot or [***] per annum, payable in equal monthly installments of [***] per month in advance on or before the first day of each month for Years [***]. Minimum Rent in the amount of [***] per square foot or [***] per annum, payable in equal monthly installments of [***] per month is due in advance on or before the first day of each month for Years [***].

     Either party shall have the right to request a remeasurement of the Premises on written notice to the other party given within thirty (30) days after the Commencement Date and naming the architect or engineer it will have do the remeasurement. Upon fifteen (15) days prior written notice, the other party shall identify its architect or engineer, and the architects or engineers identified by both parties shall jointly measure the leasable square footage contained in the Premises. If the leasable square footage as so remeasured is less than that set forth in Part 1 hereof, then the leasable square footage as stated herein shall be revised and Minimum Rental shall be reduced accordingly, by an amount not to exceed [***] of the stated square footage and the Percentage Rental Breakpoint (as hereinafter defined) shall be proportionately adjusted. If the leasable square footage as so remeasured is greater than that set forth in
Part 1 hereof, then the leasable square footage as stated herein shall be revised and the Minimum Rental shall be increased accordingly, by an amount not to exceed [***] of the stated square footage and the Percentage Rental Breakpoint shall be proportionately adjusted. Leasable square footage shall be measured from the exterior faces of all outside walls and from the center of all party walls. Notwithstanding anything to the contrary contained herein, in no event shall the leasable square footage of the Premises be less than [***] of the square footage as stated in Part 1 hereof.

     Tenant shall further pay to Landlord Percentage Rental of [***] of annual Sales and Business Transacted (as defined in the General Lease Provisions) in excess of [***] (the "Percentage Rental Breakpoint") per Lease Year (as herein defined) for Years [***], and [***] of annual Sales and Business Transacted in excess of [***] per Lease Year for Years [***].


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
     All rental payments and payments of Additional Charges (as defined in Exhibit B) hereunder shall be sent to:

          Peabody Place Centre, L.P.
          Attn: Accounts Receivable Department
          P. O. Box 3661
          Memphis, Tennessee 38173-3661

     or to such other addresses as Landlord may direct from time to time.

                                 PART 6
                            ADDITIONAL CHARGES

     In addition to Minimum Rental and Percentage Rental, Tenant agrees, commencing on the Commencement Date, to pay to Landlord, at the times hereinafter set forth, without deduction, setoff or abatement, except as otherwise expressly provided herein, the following Additional Charges, as additional rent, the nonpayment of which shall be subject to all provisions of this Lease and of law as to default in the payment of rent or money:

          (i)   Common Area Charges (See General Lease Provisions).

          (ii)  Real Estate Taxes and Assessments (See General Lease
                Provisions).

          (iii) Marketing Fund. Tenant shall pay to Landlord the sum of [***] in advance on the first day of each and every calendar month, or the amount voted on by a majority of the tenants in the Shopping Center, whichever is greater, toward the expense of advertising and for promotional activities. Landlord shall, annually, make a contribution to the Marketing Fund in an amount equal to the amount contributed by the tenants in the Shopping Center.

          (iv)  Insurance (See General Lease Provisions).

          (v)   First Year Promotional Assessment (INTENTIONALLY DELETED).

          (vi) Food Court Furniture, Fixtures, Improvements & Equipment Charge. (INTENTIONALLY DELETED).

                                 PART 7
                           USE AND OPERATION

     The premises shall be opened for business, kept open for business and used by Tenant and any permitted assignee, sublessee or other occupant of the Premises continuously only for the installation and operation of automobile racing car ride simulators (including motion based simulators) for guests with each ride separately priced and no general admission price to the facility (other than group sales and leagues), and for the sale of merchandise related to motor sports (including NASCAR videos, picture, CD-Roms, DVD's and other media and other such audio/visual items featuring NASCAR and other auto racing) and/or related to NASCAR with the logo of NASCAR or NASCAR Silicon Motor Speedway or such other trade name as Tenant may operate under from time to time.

     In no event shall the Premises be used for any of the uses set forth in Exhibit F "Exclusive Use Restrictions" attached hereto and made a part hereof.

     Tenant shall conduct its business in the Premises under the name of NASCAR Silicon Motor Speedway which name shall not be charged without the Landlord's prior written consent, which consent shall not be unreasonably withheld. The Tenant shall have the right to change its trade name (i) in connection with an assignment or subletting to a third party permitted under the Lease and (ii) in all other cases, with Landlord's approval, not to be unreasonably withheld. Furthermore, in the event Tenant loses its right to use the "NASCAR" name (either because Tenant is unable to renew its license agreement with NASCAR or because the NASCAR license agreement is terminated), then Tenant shall have the right to operate the Premises under the same trade name as all or substantially all of the other stores previously operated by Tenant under the trade name


*** Confidential treatment requested.

     "NASCAR Silicon Motor Speedway". Similarly, subject to Landlord's approval which shall not be unreasonably withheld, Tenant shall also be permitted to change its name as part of a national name change of substantially all of its locations.

                                     PART 8
                                    NOTICES

     All notices required or provided for under this Lease shall be given in the manner as prescribed by the notice requirements of the General Lease Provisions, addressed to the following addresses:

     To Landlord:                      To Tenant:

     Peabody Place Centre, L.P.        Silicon Entertainment, Inc.
     c/o Belz Enterprises              210 Hacienda Avenue
     100 Peabody Place, Suite 1400     Campbell, CA 95008
     Memphis, Tennessee 38103
     ATTENTION: Ronald A. Belz

                                       With a copy to:

                                       Rick S. Kirkbride, Esq.
                                       Paul, Hastings, Janofsky & Walker, LLP
                                       555 South Flower Street
                                       Los Angeles, CA 90071-2371

or to such other addresses as Landlord or Tenant may direct in writing from time to time.

                                     PART 9
                               REAL ESTATE AGENT

     This Lease was negotiated by BELZ REALTY COMPANY, L.L.C., represented by Stan Myers acting as agent for Landlord and Blatteis Realty Co., represented by Russell Friend acting as agent for Tenant. BELZ REALTY COMPANY, L.L.C., agrees to pay said agents a commission in accordance with the agreements between BELZ REALTY COMPANY, L.L.C. and agents.

                                    PART 10
                                OPTION TO RENEW

     It is agreed and understood that the Tenant, if not in default beyond any applicable cure period and this Lease has not been terminated in accordance with the provisions of this Lease, shall have the right to extend this Agreement for [***] additional period(s) of [***] years each at the [***]. If Tenant shall elect to extend, Tenant shall give to Landlord not less than six (6) months' written notice (certified mail) prior to the expiration of the original term of this Lease Agreement. If within thirty (30) days, the Landlord and Tenant have not agreed upon at the Fair Market Rental rate during the respective term, then Tenant and Landlord shall each appoint a knowledgeable real estate broker or appraiser familiar with commercial property of the type in the Memphis metropolitan area. The two appointees shall designate a third real estate broker or appraiser and the majority decision of the three shall be binding upon Tenant and Landlord, but under no circumstances shall the rent during any extended term be less than rent paid during the preceding term. The cost of arbitration shall be borne equally by the Landlord and Tenant. Notwithstanding the foregoing, in order to avoid any forfeiture or inadvertent lapse of any of Tenant's right to extend the Lease term, if Tenant shall fail to give Landlord any written notice to extend prior to that date which is six (6) months prior to the expiration of the original term of this Lease Agreement (or the expiration of the first extended term, as applicable) and shall not have given Landlord prior notice of its intent not to exercise its option to extend the term of the Lease pursuant hereto, then and as often as the same shall occur, Tenant's right to extend the Term shall nevertheless continue until the expiration date of the original term of this Lease Agreement (or the expiration of the first extended term as applicable) or earlier termination of this Lease, as shall its tenancy hereunder, under the same terms and conditions as theretofore in effect


*** Confidential treatment requested.

and notwithstanding that the Lease term or most recent extended term shall have expired, except that after the expiration of the term, the Lease shall become a month-to-month tenancy until such time as the next option to extend the term is exercised or this Lease is otherwise terminated pursuant to its terms. If Tenant fails to give Landlord notice of its exercise of the next-succeeding option to extend the term prior to the applicable six (6) month deadline, Landlord shall be entitled (but not obligated) to provide Tenant with a written notice of Landlord's election to terminate such option to extend the terms and all subsequent options to extend the term, which notice shall be effective to terminate this Lease upon either (i) the expiration of the term of this Lease, or (ii) if the term has already expired, that date which is sixty (60) days following the date of Tenant's receipt of such termination notice from Landlord, unless Tenant, within fifteen (15) days of receipt of such termination notice, provides Landlord with written notice of Tenant's election to exercise its next available option to extend the terms of this Lease.

                                    PART 11
                                   EXCLUSIVE

     Provided that Tenant is not in default hereunder beyond any applicable notice and cure period and has not ceased operating for business in the Premises in accordance with Part 7 hereof (subject, however, to Tenant's right to go dark pursuant to Part 4 hereof) for a period in excess of thirty (30) days, Tenant shall have the exclusive right to occupy and operate a business within the Shopping Center (including, without limitation, the Common Areas of the Shopping Centers for the installation and operation of automobile racing car ride simulators (including motion-based simulators) and, so long as Tenant retains the right to use the NASCAR name and uses at least 500 square feet of its sales floor area for the sale of the merchandise hereinafter described, for the sale of NASCAR-branded merchandise and other merchandise related to NASCAR (including, without limitation, NASCAR videos, pictures, CD-Roms, DVD's and other media and other such audio/visual items featuring NASCAR racing and for the sale of NASCAR Silicon Motor Speedway-branded merchandise and Silicon Motor Speedway-branded merchandise ("Tenant's Exclusive Use"). Notwithstanding the foregoing, other tenants in the Shopping Center may sell NASCAR-branded merchandise and other merchandise related to NASCAR, other than apparel, so long as such use is incidental to such tenants primary use of their respective premises. For purposes hereof, an "incidental" use shall mean that not more than one hundred (100) square feet within such tenant's sales area shall be devoted to the sale of such merchandise comprising the "incidental" use. Landlord represents and warrants to Tenant that, except for one space tenant to be operated as Jillian's (or successors or assigns) and one space tenant to be operated as a movie theater under the name Muvico (or successors or assigns), no current tenant, licensee or other occupant of (whether or not currently operating with) the Shopping Center (or other party to which Landlord or any predecessor entity is bound or which has rights affecting the Shopping Center) is a party to a lease, license or other document (and Landlord is not now negotiating any lease, license or other right to use any space within the Shopping Center) the effect of which would violate or permit the use of any space within the Shopping Center which, if so used, would violate Tenant's Exclusive Use. Landlord covenants and agrees that, throughout the Term of this Lease (as may be extended pursuant hereto), (1) Landlord shall not permit (including, to the extant Landlord has the discretion to deny permission under their respective leases, Jillian's and Muvico referenced above), or enter into a lease, license or other document which permits, or approve any change of use by any tenant, licensee or other occupant under any lease, license or other agreement existing as of the date of this Lease or otherwise in a manner that would permit, any other tenant, license or occupant of the Shopping Center to use such tenant's, licensee's or occupant's premises in the Shopping Center in any manner that would violate Tenant's Exclusive Use in whole or in part, (2) any lease, license or other document hereafter entered into with any tenant or occupants for space within the Shopping Center shall expressly recognize and prohibit the tenant or occupant thereunder from violating Tenant's Exclusive Use. Landlord acknowledges and agrees that the grant of Tenant's Exclusive Use is a material inducement for Tenant's execution of this Lease and but for the grant to Tenant's Exclusive Use, Tenant would not have executed this Lease.

     (a) If Landlord has taken affirmative action to permit, or knowingly permitted, the occurrence of a violation of Tenant's Exclusive Use and such violation of Tenant's Exclusive Use is not extinguished within thirty (30) days following Landlord's receipt of a written notice from Tenant indicating that landlord is in breach of this part 11 ("Exclusive Use Notification"), or if Landlord fails to comply with the requirements of (b) hereinbelow, then Landlord shall be in breach of this Lease and Tenant shall have the right to terminate this Lease and pursue its rights and remedies in law and in equity, as a result of such breach (including, without limitation, the reimbursement by Landlord of the unauthorized costs of Tenant's improvements to the Premises, less the amount of the Construction Allowance paid by Landlord to Tenant pursuant to Exhibit C.

     (b) If Landlord has not taken affirmative action to permit and Landlord has not knowingly permitted, the occurrence of a violation of Tenant's Exclusive Lien, then Landlord will provide Tenant with written certification within five
(5) days following Landlord's receipt of an Exclusive Violation Notification from Tenant that Landlord will use all reasonable efforts to eliminate the violation of Tenant's Exclusive Use. Thereafter, (i) so long as Landlord is actively proceeding to eliminate the violation of Tenant's Exclusive Use by all legal remedies available to Landlord, or (ii) if the Landlord's claim for legal remedies is denied by the court after Landlord has exhausted all of its appeals, Landlord will not be in breach of this Part 11; however, commencing on the fifth
(5th) day following Landlord's receipt of the Exclusive Violation Notification and continuing until the violation of Tenant's Exclusive Use no longer exists, Tenant shall not be obligated to pay to Landlord Minimum Rental but instead pay to Landlord, in lieu of Minimum Rental an amount equal to [***] of the annual Sales and Business Transacted monthly in arrears; provided, however, if Tenant's Sales and Business Transacted during the one hundred eighty (180) day period immediately following Landlord's receipt of an Exclusive Violation Notification from Tenant decrease by [***] (as compared to the corresponding 180-day period in the first preceding year that the violation of Tenant's Exclusive Use did not occur, or if there is no such corresponding 180-day period, then the 180-day period immediately preceding Landlord's receipt of an Exclusive Violation Notification from Tenant) in the same category in which Tenant's Exclusive Use is being violated (i.e., simulator rides versus merchandise), then Tenant shall have the right, but not the obligation, for a period of forty-five (45) days following the expiration of such 180-day period to terminate this Lease on written notice to Landlord; in the event of such termination by Tenant pursuant to this sentence. landlord shall reimburse Tenant for unamortized costs of its improvements to the Premises in an amount not to exceed [***], less the amount of the Construction Allowance paid by Landlord to Tenant pursuant to Exhibit C. In the event Tenant fails to exercise such termination right, or Sales and Business Transacted have not decreased as above-described, Tenant shall resume payment of Minimum Rental and Percentage Rental as reserved hereunder on the first day of the month following the expiration of the aforesaid forty-five (45) day period or the expiration of the 180-day period in the event Sales and Business Transacted had not so decreased.

                                    PART 12
                     PEABODY PLACE DEVELOPMENTAL GUIDELINES

     Tenant agrees to comply with all applicable federal, state and local governmental requirements including, but not limited to, those attached hereto in Exhibit E and agrees to furnish to Landlord, within a reasonable time after Landlord's written request, all documentation within its reasonable control to evidence such compliance, except for any documents or information deemed confidential by Tenant. Notwithstanding anything to the contrary contained herein, Landlord represents and warrants that the funds provided to fund the Construction Allowance described in Exhibit C attached hereto and made a part hereof shall not be funds provided by the UDAG, CDBG or MUD programs as described in Section 5 of Exhibit E attached hereto and made a part hereof.

                                    PART 13
                            TITLE TO SHOPPING CENTER

     Peabody Place Centre, L.P. will be the owner of the ground leasehold interest in the Premises and will function as the Landlord pursuant to this Lease. The undersigned Hotel Peabody, L.P. (formerly known as Hotel Peabody, Ltd.) joins herein as the current owner of the ground leasehold interest in the Premises pursuant to the terms of the lease agreement dated as of December 31, 1997 by and between Memphis Center City Revenue Finance Corporation and Hotel Peabody, L.P. recorded in the Shelby County Register's Office as Instrument HB 6476 (the "Ground Lease") and guarantees the obligations of the Landlord under the Lease. At such time as construction commences on the Shopping Center, Hotel Peabody, L.P. will transfer all of its right, title and interest in and to the Shopping Center pursuant to the Ground Lease to Peabody Place Centre, L.P. Hotel Peabody, L.P. will


*** Confidential treatment requested.

thereupon be released from all covenants, conditions and obligations pursuant to the Lease and any documents executed in connection therewith and Peabody Place Centre, L.P. will assume all obligations of the Landlord hereunder, including those which had accrued but not been satisfied prior to the time of such transfer.

                                    PART 14
                           TENANT'S TERMINATION RIGHT

     Notwithstanding anything to the contrary contained herein and so long as Tenant is not in material default hereunder beyond any applicable notice and cure period and has not ceased operating for business within the Premises (except pursuant to the provisions of Part 4 hereof). In the event Tenant does not achieve Sales and Business Transacted of at least Two Hundred and Fifty and No/100 Dollars ($250.00) per square foot contained in the Premises on average during the fourth and fifth lease years of the term hereof calculated on an annualized basis (e.g., if the Sales and Business Transacted for the fourth and fifth lease years, when added together and divided by two, do not exceed $250.00 per square foot), then Tenant, for a period of thirty (30) days following the end of the fifth year, shall have the option, upon one hundred eighty (180) days prior written notice to Landlord, of terminating this Lease ("Termination Option"). In the event that Tenant fails to exercise its Termination Option within the required time period, then such Termination Option shall, upon the expiration of the applicable period, become null and void and be of no further force or effect. In the event Tenant exercises the foregoing Termination Option within the required time period, this Lease shall terminate upon expiration of the one hundred eighty-day notice period, subject, however, to the payment by Tenant to Landlord of all sums having accrued to Landlord. In the event that Tenant exercises the Termination Option provided for herein, Tenant shall pay to Landlord the unamortized portion of the Tenant Allowance actually paid to Tenant pursuant to Exhibit C and the unamortized portion of any brokerage commissions paid by Landlord pursuant to the provisions of Part 9 hereof.

                                    PART 15
                               REASONABLE CONSENT

     Landlord and Tenant hereby acknowledge and agree that, except as otherwise expressly provided herein, in any instance provided in this Lease for Landlord or Tenant to give its consent, such consent shall not be unreasonably withheld.

                                    PART 16
                                ENTIRE AGREEMENT

     This Lease includes the Lease Agreement, Exhibit A (drawing or description of the Property showing the general location of the Premises), Exhibit B (General Lease Provisions), Exhibit C (which delineates the construction requirements of the parties, if any), Exhibit D (sign criteria), Exhibit E (developmental guidelines) and Exhibit F (exclusive use restrictions). The foregoing constitute all of the agreements and conditions made between the parties hereto, and no representations or statements claimed to have been made and not herein contained shall vary or modify this Lease in any way.

     IN TESTIMONY WHEREOF the above named Landlord and the above named Tenant have executed this and three (3) other original instruments of identical year and date, on the day and year set forth on page 1 of this Lease.

LANDLORD: Peabody Place Centre, L.P.
      BY: PEABODY PLACE, INC., General Partner

By: /s/ MORRIS I. THOMAS
   -----------------------------------------
   Morris I. Thomas, Vice President

By: /s/ JACK A. BELZ
   -----------------------------------------
   Jack A. Belz, President

HOTEL PEABODY, L.P.
By: Perim Corp., General Partner

By: /s/ JIMMIE D. WILLIAMS
   -----------------------------------------
   Jimmie D. Williams, Senior Vice President

TENANT: Silicon Entertainment, Inc.

By: /s/ [ILLEGIBLE]
   -----------------------------------------

Its: Vice President
    ----------------------------------------

EXHIBITS: A. Site Plan and/or Floor Plan
          B. General Lease Provisions
          C. Construction Exhibit (if applicable)
          D. Sign Criteria
          E. Developmental Guidelines
          F. Exclusive Use Restrictions

Lease Agreement between Peabody Place Centre, L.P. and Silicon Entertainment, Inc. for Peabody Place Retail/Entertainment Development at space numbers 214, 216, and 218.

STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, a Notary Public of the State and County aforesaid, personally appeared JACK A. BELZ AND MORRIS I. THOMAS, PRESIDENT AND VICE PRESIDENT, respectively, of PEABODY PLACE, INC., a Tennessee corporation, said corporation is the general partner of PEABODY PLACE CENTRE, L.P., a Tennessee limited partnership, with whom I am personally acquainted, and who, upon oath acknowledged that they are the PRESIDENT AND VICE PRESIDENT, respectively of PEABODY PLACE, INC., General Partner, of PEABODY PLACE CENTRE, L.P., and that they as such PRESIDENT AND VICE PRESIDENT, respectively, executed the foregoing instrument for the purpose therein contained by signing the name of such partnership, as one of the general partners by themselves as PRESIDENT AND VICE PRESIDENT, respectively of such corporation.

     WITNESS my hand and Notarial seal, at office in Memphis, Tennessee, this, the 19th day of May, 1999.

/s/ SANDRA PERRY              [SEAL]
-----------------------------
Notary Public

My Commission Expires:
                      -------

STATE OF CALIFORNIA
COUNTY OF SANTA CLARA

     Before me, a Notary Public of the State and County aforesaid, personally appeared Chris Morse with whom I am personally acquainted, (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledge himself to be the Vice President of SILICON ENTERTAINMENT, INC., the within named bargainor, a California corporation, and that he executed the foregoing instrument for the purposes therein contained by signing the name of such corporation by himself as such Vice President.

     Witness my hand, at office, this 24 day of May, 1999.

/s/ LAURIE M. SHERMER
---------------------
Notary Public

My Commission Expires 9/19/2001    [SEAL]


STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, a Notary Public of the State and County aforesaid, personally appeared JIMMIE D. WILLIAMS, SENIOR VICE PRESIDENT of PERIM CORP, a Tennessee corporation, said corporation is one of the general partners of HOTEL PEABODY, L.P., a Tennessee limited partnership, with whom I am personally acquainted, and who, upon oath acknowledged that he is the SENIOR VICE PRESIDENT of PERIM
CORP., General Partner, of HOTEL PEABODY, L.P., and that he as such SENIOR VICE PRESIDENT, executed the foregoing instrument for the purpose therein contained by signing the name of such partnership by such corporation, as one of the general partners by himself as SENIOR VICE PRESIDENT of such corporation.

     WITNESS my hand and Notarial seal, at office in Memphis, Tennessee, this, the 19th day of May, 1999.

/s/ SANDRA PERRY              [SEAL]
-----------------------------
Notary Public

My Commission Expires:
                      -------

                               TABLE OF CONTENTS
                                       TO
                                  EXHIBIT B TO
                             RETAIL LEASE AGREEMENT

                                                                                   PAGE
ARTICLE 1 -  RENT AND OTHER PAYMENT................................................. 1
             Section 1 - Minimum Rental............................................. 1
             Section 2 - Percentage Rental.......................................... 1
             Section 3 - Additional Charges......................................... 2
             (i)         Common Area Maintenance Charge............................. 2
             (ii)        Real Estate Taxes and Assessments.......................... 2
             (iii)       Other Taxes................................................ 3
             (iv)        Marketing Fund............................................. 3
             (v)         Insurance.................................................. 3
             (vi)        Tenant's Proportionate Share............................... 3
             (vii)       Payment.................................................... 3
             Section 4 - Security Deposit........................................... 4
ARTICLE 2 -  USE AND OPERATION...................................................... 4
             Section 1 - Permitted Use.............................................. 4
             Section 2 - Permits.................................................... 4
             Section 3 - Hours of Operation......................................... 4
             Section 4 - Covenant of Continuous Operation........................... 4
             Section 5 - Parking, Etc............................................... 5
             Section 6 - Lawful and Moral Use....................................... 5
             Section 7 - Additional Tenant Covenants................................ 5
ARTICLE 3 -  COMMON AREAS MAINTENANCE............................................... 5
ARTICLE 4 -  ASSIGNMENT AND SUBLETTING.............................................. 6
ARTICLE 5 -  ALTERATIONS, INSTALLATIONS AND
                    REMOVAL OF IMPROVEMENTS BY TENANT............................... 6
ARTICLE 6 -  INSURANCE AND RELATED MATTERS.......................................... 7
             Section 1 - Loss or Damage to Tenant's Property........................ 7
             Section 2 - Tenant's Required Insurance................................ 7
             Section 3 - Landlord's Insurance....................................... 7
             Section 4 - Waiver of Recovery......................................... 8
             Section 5 - Hold Harmless and Indemnification.......................... 8
             Section 6 - Invalidation of Insurance/Increased Premiums............... 8
ARTICLE 7 -  LANDLORDS' LIEN........................................................ 8
ARTICLE 8 -  MECHANICS' LIEN........................................................ 8
ARTICLE 9 -  REPAIRS................................................................ 8
ARTICLE 10 - DAMAGE OR DESTRUCTION BY FIRE.......................................... 9
ARTICLE 11 - RIGHT OF ENTRY, ETC.................................................... 9
ARTICLE 12 - UTILITIES.............................................................. 9
ARTICLE 13 - DEFAULT................................................................ 10
ARTICLE 14 - INSOLVENCY OF TENANT................................................... 11
ARTICLE 15 - DELIVERY AT END OF LEASE............................................... 11
ARTICLE 16 - NO WAIVER OF BREACH, EXTENSION, PARTIAL PAYMENT,
                    NO ACCORD AND SATISFACTION...................................... 11
ARTICLE 17 - SUBORDINATION: ATTORNMENT: ESTOPPEL:
                    LANDLORDS COVENANT AS TO TITLE.................................. 12
ARTICLE 18 - GRAPHICS............................................................... 12
ARTICLE 19 - CONDEMNATION........................................................... 13
ARTICLE 20 - ENVIRONMENTAL MATTERS.................................................. 13
ARTICLE 21 - FIRE PROTECTION........................................................ 13
ARTICLE 22 - COVENANTS RUN TO HEIRS................................................. 13
ARTICLE 23 - SHORT FORM LEASE....................................................... 13
ARTICLE 24 - NOTICES................................................................ 14
ARTICLE 25 - RULES AND REGULATIONS.................................................. 14
ARTICLE 26 - REAL ESTATE AGENT...................................................... 15
ARTICLE 27 - PERSONAL LIABILITY..................................................... 15
ARTICLE 28 - NO PARTNERSHIP......................................................... 15
ARTICLE 29 - CORPORATE TENANTS...................................................... 15
ARTICLE 30 - ENTIRE AGREEMENT....................................................... 15

                                  EXHIBIT B TO
                             RETAIL LEASE AGREEMENT
                            GENERAL LEASE PROVISIONS

                                   ARTICLE 1
                            RENT AND OTHER PAYMENTS


SECTION 1.  MINIMUM RENTAL

     Tenant shall, without demand or notice, pay to Landlord minimum annual rental ("Minimum Rental") in the amount as is set forth in the Lease Agreement which amounts shall be paid in equal monthly installments (or in the manner prescribed by Part 3 of the Lease to which this is an Exhibit without deduction, abatement or setoff in advance on or before the first day of each month throughout the term of this Lease. Minimum Rental for any partial calendar month shall be prorated at a daily rate based upon the number of days in the respective calendar year. Tenant shall not prepay any Minimum Rental more than one (1) month in advance of its due date.

SECTION 2.  PERCENTAGE RENTAL

     Tenant further covenants and agrees that, commencing on the date that Tenant's Sales and Business Transacted (as hereinafter defined) reach or exceed the Percentage Rental breakpoint as is set forth in the Lease Agreement, then thereafter, after the end of each month of such Lease Year (as hereinafter defined). Tenant shall pay additional percentage rental ("Percentage Rental") based upon the total of all Sales and Business Transacted by Tenant, its sub-tenants and licensees, in or from the Premises during the remainder of each such Lease Year. The dollar breakpoint above which such Percentage Rental shall be paid as well as the percentage to be utilized in the computation of such Percentage Rental are more particularly set forth in the Lease Agreement to which these General Lease Provisions are attached.

     Tenant shall be under no obligation to make any payments of annual Percentage Rental in any Lease Year until such time as Tenant has achieved the minimum amount of Sales and Business Transacted or is set forth in Part 3 of the Lease Agreement to which this is an Exhibit (except to the extent Tenant is not open for business a complete Lease Year, as hereinafter provided). Upon achieving such minimum amount of Sales and Business Transacted in any Lease Year. Tenant shall thereupon make monthly payments of annual Percentage Rental payable on or before the fifteenth (15th) day following the close of each full calendar month during the term, based upon the Sales and Business Transacted for such period. Monthly payments of annual Percentage Rental shall be calculated by multiplying the amount of Sales and Business Transacted for the month in question by the percentage specified in Part 3 of the Lease Agreement to which this is an Exhibit, and the first such payment shall include any prorated Percentage Rental for the period from the date Tenant's Sales and Business Transacted reached the Percentage Rental Breakpoint set forth in Part 3 to the first day of the next full calendar month in the term.

     The term Lease Year is based herein shall mean and refer to the twelve calendar month period commencing on the first day of the term hereof, if the term commences on the first day of a month, or commencing on the first day of the following month, if the term commences within a month, and successive twelve calendar month periods thereafter. The first Lease Year shall be enlarged to include Sales and Business Transacted for the first partial month of the term hereof, if applicable. Sales and Business Transacted and the Percentage Rental Breakpoint shall be proportionately reduced or enlarged based on the number of months within a Lease year that Tenant is open and operating.

     For the purposes of this Lease, "Sales and Business Transacted" shall be defined to mean and include the aggregate dollar amount of all business done 1. from the Premises, including all sales of merchandise, food and beverages, and charges for all services performed in, upon or resulting from the Premises, including, but not limited to, direct store sales, sales through newspaper, mail order, telephone and other media of communications, whether by Tenant or Tenant's licensees or other occupying the Premises, including all sales for cash, check, credit, credit cards, charge accounts, exchange or otherwise, regardless of collection. Additionally, Sales and Business Transacted shall include all income received by Tenant attributable to display fees, slotting allowances, promotional considerations, rebates or any other payments received by Tenant as consideration to Tenant for its stocking, promoting, or advertising any product. In computing the Sales and Business Transacted, there shall be deducted from or excluded from the computation, only the following:

     1(a).

     On or prior to the fifteenth (15th) day of each month throughout the term, Tenant shall furnish Landlord monthly statements of Sales and Business Transacted during the prior month. On or before the thirtieth (30th) day after the end of each Lease Year, Tenant shall furnish to Landlord an annual statement of the Sales and Business Transacted during the preceding Lease Year which shall be prepared and calculated in accordance with generally accepted accounting principles and certified by Tenant as correct. Any Percentage Rental not previously paid which may be due to Landlord shall be paid simultaneously with furnishing of such annual statement. Tenant covenants that for the purposes of ascertaining the amount of Percentage Rental due and payable, Tenant will keep full and complete records and looks of account, showing the daily cash receipts, the daily bank deposits, and the early Sales and Business Transacted in, from or upon the Premises. In order to enable Landlord to verify the Percentage Rental due at hereunder, Tenant will, upon written request, make available records and books of account at the Premises or at an accountant's office in Memphis, Tennessee, or at Tenant's corporate headquarters.

     Tenant shall permit Landlord or its representatives, 1(b). to inspect the records and books of account relating to Sales and Business Transacted in front or upon the Premises, for the purpose of examination and verification of the aforementioned "Lease Year" reports, provided such inspections shall be made within the twenty four (24) months after delivery of the report. 1(c). In the event that upon inspection of such records and books of account, it is determined that the report for such year resulted in an underpayment of Percentage Rental in excess of 1(d). anything hereinbefore contained notwithstanding, Landlord shall have the right to inspect the records and transfer of account for all prior Lease Years subsequent to the date of the last inspection. Tenant shall immediately pay Landlord any amounts which may be due for any prior year which may be shown upon or as a result of any such inspection and Tenant also shall reimburse Landlord for the cost of all such inspections in which an underpayment is found. 1(e). Noncompliance with the sales reporting requirements of this Article or the nonpayment of Percentage Rental due hereunder 1(f). shall be deemed to be a material default which shall enable Landlord to exercise all remedies available to Landlord under this Lease, or at law or equity, including termination of this Lease.

     Upon request of Landlord, Tenant shall furnish to Landlord copies of any sales tax returns made to any lawful taxing authority covering payment of any sales taxes paid by Tenant in connection with Sales and Business Transacted.

     In addition to the other remedies Landlord is entitled to under due provisions of this Lease or otherwise by law, if Tenant shall fail to deliver to Landlord any statement or report required pursuant to the provisions set out hereinbefore in this Article 1, 1(g). Tenant, in recognition of the difficulty or impossibility of determining Landlord's damages, shall pay Landlord, upon demand, as liquidated damages and not as a penalty and in addition to the rent and other charges payable under this Lease, a charge of [***] for each day beyond the last date on which the statement or report called for hereinbefore was due to be delivered to Landlord, which separate charge of [***] per day shall continue to be due and payable for each day which occurs until said statement or report is delivered to Landlord. Regardless of the foregoing, nothing herein contained shall be deemed to limit any other remedy available to Landlord or in any way prevent Landlord from declaring Tenant in default under this Lease for failure to have delivered any such statement or report to Landlord within the time limit required by the provisions of this Article 1.

SECTION 3.  ADDITIONAL CHARGES

     In addition to Minimum Rental and Percentage Rental, Tenant agrees that it shall, from and after the Commencement Date, pay to Landlord, at the times hereinafter set forth, without deduction, or abatement, the following Additional Charges, as additional rent, the nonpayment of which shall be subject to all provisions of this Lease and of law as to default in the payment of rent or money:

     (l) Common Area Maintenance Charge. In addition to the rentals set forth in Part 3 of the Lease, and with the same rights and results respecting collection, violation or default, Tenant agrees to pay to Landlord, as additional rent, monthly in advance on the first day of each month during the term of this Lease, commencing on the Commencement Date and continuing throughout the term hereof, a charge (hereafter referred to as the "Common Area Maintenance Charge") representing Tenant's Proportionate Share (as defined in
Section vi hereafter) of the Common Area Maintenance and Operation Costs.

     The term "Common Area Maintenance and Operation Costs" includes the total cost and expense incurred in operating, maintaining, equipping, policing, inspecting, protecting and repairing the Common Areas of the Shopping Center, including, without limitation, the cost or expenses of, or incurred in connection with or reasonably attributable to, lighting, gardening and paving, line painting and traffic direction; fire protection (including sprinkling and the installation of an ADT or monitor type system); sprinkler monitoring fees; fees for required licenses); personal property leases; surcharges levied upon or assessed against parking spaces or areas; payments toward mass transit or car pooling facilities or otherwise as required by federal, state or local governmental ambient air and environmental standards; heating, ventilating and air conditioning of the enclosed units and other enclosed portions of the Common Areas; operating of loud speakers and other equipment supplying music in the Common Areas; the operation and maintenance of vertical transportation equipment and facilities; the illuminating, maintaining and operating signs advertising the Shopping Center or the tenants therein; sanitary control, gas, water and sewage charges; electrical charges; removal of ice, snow, trash, rubbish, debris, garbage and other refuse; depreciation on equipment and machinery used in such maintenance, permitted to provide and supervise such services, to clean, to direct parking, maintain security and police the Common Areas (including wages, unemployment, and any social security taxes, workers compensation insurance, health benefits and other fringe benefits); such replacement of paving, curbs, walkways, landscaping, drainage, lighting and other common facilities as may from time to time be necessary of all the Common Areas of the Shopping Center, expenditures required under any governmental law or regulation that was not applicable to the Shopping Center at the time it was originally constructed; the cost of reasonable enforcement of the Common Area Rules and Regulations; plus the administrative costs attributable to the Common Areas for on-site personnel and, in addition thereto, an overhead cost equal to [***] of the total of the aforesaid costs incurred by Landlord in connection with the operation of the Common Areas. Said Costs shall not include depreciation of the original cost of constructing the Common Areas. Common Area Maintenance and Operation Costs shall be reduced by the amount of any contributions thereto made by any Anchor Tenant(s) (as hereinafter defined). 1(h).

     Landlord may cause any or all of said services and/or supplies to be provided by an independent contractor or contractors. Should Landlord acquire or make available additional land not now a part of the Shopping Center Site and make the same available for parking or other common area purposes, then the Common Area Maintenance and Operation Costs shall also include all of the aforementioned expenses incurred and/or paid by Landlord in connection with said additional land.

     (ll) REAL ESTATE TAXES AND ASSESSMENTS. Tenant shall pay to Landlord Tenant's Proportionate Share (as hereinafter defined) of the Real Property
Taxes and Assessments (general and special, ordinary and extraordinary, foreseen and unforeseen) levied against the land, buildings and improvements comprising the Shopping Center or the property of which the Premises are a part or the property included in Landlord's real property tax and assessment bills for the Shopping Center ("Real Property Taxes and Assessments").

1(i).


*** Confidential treatment requested.

               "Real Property Taxes and Assessments" shall include all 1(j) costs and fees including consultant's fees and other similar fees incurred by Landlord in contesting or defending taxes and assessments or negotiating with public authorities. A copy of Landlord's tax bill shall be conclusive evidence of the amount of Real Property Taxes and Assessments assessed or levied.

               (iii) OTHER TAXES. Should any governmental authority having jurisdiction impose a tax and/or assessment of any kind or nature upon, against, or with respect to the rentals or other payments payable to Landlord or on the gross receipts of Landlord or with respect to Landlord's ownership of the land, holdings and improvements comprising the Shopping Center, then such shall be deemed to be a Real Property Tax and Assessment and Tenant shall be obligated to pay said tax. Tenant shall pay said tax directly to the taxing authority or, if Landlord is obligated to pay taxing authority, Tenant shall pay to Landlord Tenant's Proportionate Share thereof - 1(k).

               (iv) MARKETING FUND. Tenant shall pay to Landlord the sum which is set forth in the Lease Agreement to which this is an Exhibit as its contribution to the Marketing Fund. Such payment shall be deemed to be additional rental and shall be paid in advance on the first day of each and every calendar month during the term and, at Landlord's request, shall be paid separately from any other payments due under this Lease. Such amount, or such greater amount voted on by a majority of tenants in the Shopping Center, shall be paid to Landlord to be utilized toward the expense of advertising and for promotional activities.

               Funds so paid by Tenant shall be expanded for said activities by or under the direction of Landlord, or by such person, firm or corporation in whom or to which Landlord may delegate such authority. The mall manager and other mall personnel employed by Landlord may be designated by Landlord to be the promotional director or to otherwise perform such services. In the event any employees of the Landlord perform promotion work, Landlord shall deduct from the Marketing Fund the reasonable cost and expense thereof.

               The amounts payable under this subparagraph shall be adjusted on January 1 of each calender year of the term from and after January 1 of the year following the Commencement Date and annually thereafter during the term of this lease and any extension or renewal thereof by a percentage equal to [***]. All items (19X2-KR=100), published by the Bureau of Labor Statistics of the United States Department of Labor ("CPI") on the date closest to the date hereinbefore designated for such adjustment over the base CPI figure published for the month in which the Commencement Date occurs. If, from time to time during the term of this Lease and any extension or renewal thereof, the United States Department of Labor, Bureau of Labor Statistics ceases to maintain said CPI, such other index or standards as will most nearly accomplish the aim and purpose of said CPI as reasonably determined by Landlord shall be used in determining the amount of any such adjustment.

               In the event Landlord is required to contribute to the Marketing Fund, such contribution may be satisfied in whole or in part by contribution of 1(l) a Promotional Director, Promotional or Advertising Coordinator or Shopping Center or Mall Manager.

               (v) INSURANCE. Tenant shall pay to Landlord Tenant's Proportionate Share of Landlord's annual premiums for insurance carried by Landlord in accordance with the requirements of Article 6 of those General Lease Provisions and elsewhere herein for "all risk" insurance coverage if carried by Landlord; commercial general liability insurance, rent loss insurance, boiler and machinery insurance and all other insurance and the loss deductibles maintained by Landlord for the Shopping Center from time to time - 1(m).

               (vi) TENANT'S PROPORTIONATE SHARE. "Tenant's Proportionate Share" shall be defined as being a fraction, the numerator of which is the number of leasable square feet in the Premises and the denominator of which is the aggregate number of leasable square feet in the Shopping Center, but excluding from such aggregate area the area leased by any Anchor Tenant (but only to the extent that any such Anchor Tenant pays less than its portion of the total costs). For purposes hereof, Anchor Tenants shall mean and refer to tenants leasing in excess of 15,000 square feet and restaurant tenants.

               (vii) PAYMENT. The foregoing amounts, unless the amount and time for payment are fixed, may be separately invoiced by Landlord and in such event shall be paid by Tenant within fifteen (15) days after the date of such invoice. Said amounts may be estimated by Landlord in which event Landlord shall notify Tenant from time to time of Landlord's estimate. Tenant shall pay said estimate (as said estimates may be revised) in advance on the first day of each and every calendar month with Tenant's Minimum Rental without further notice. When Landlord has calculated the exact amount actually payable by Tenant for each item, Landlord shall notify Tenant. Any deficiency in payment by Tenant for any item shall be paid by Tenant to Landlord promptly upon receipt of the notice in respect to such item. Any overpayment by Tenant shall be credited against the next ensuing installments of Landlord's estimate of that item.

               In the event of dispute regarding payment, the burden of proof of payment of any monthly installments of Minimum Rental, Percentage Rental, or Additional Charges hereunder shall be upon Tenant.

               All Minimum Rental, Percentage Rental, Additional Charges and other amounts required to be paid shall be paid to Landlord at the notice address as is set forth in the Lease Agreement or at such other place or places as Landlord may from time to time designate in writing. If Tenant shall fail to pay any amounts required to be under the terms of this Lease within seven (7) days after the same is due, Tenant shall be obligated to pay a late payment charge equal to the greater of [***] or [***] of any payment not paid when due to reimburse Landlord for its additional administrative costs.


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                                       3

In addition, any Minimum Rental, Percentage Rental or Additional Charges which is not paid within seven (7) days after the same is due shall bear interest at a rate equal to the lesser of (i) 1(n). per annum or (ii) the [***], from the first day due until paid. Any assessments pursuant to this Section which shall become due shall be payable, unless otherwise provided herein, with the next installment of Minimum Rental. Any payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be treated as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full shall be given no effect, and Landlord may accept such check without prejudice in any other rights or remedies which Landlord my have against Tenant.

Section 4.  Security Deposit

                                   ARTICLE 2
                               USE AND OPERATION

Section 1.  Permitted Use

     The Premises shall be opened for business, kept open for business and used by Tenant and any assignee, sublessee or other occupant of the Premises continuously only for the operation of a retail store engaged in the sale of merchandise and/or performance of services more particularly described in the Lease Agreement in which this is an Exhibit and Tenant agrees that it will not use or permit or alter the Premises or any part thereof to be used for any business or purpose other than that specifically defined and permitted by the Lease Agreement of this paragraph or for the sale of merchandise or the performance of services other than the merchandise and/or services specifically described in the Lease Agreement. The covenant to use the Premises as set forth above is a material inducement for Landlord to enter into this Lease and Landlord, in Landlord's sole discretion, may withhold consent to any proposed change of use of the Premises.

Section 2.  Permits

     Tenant, at Tenant's sole cost and expense, shall obtain all building, use and occupancy permits and licenses required by applicable governmental authorities for connection, repair or alteration of the Premises, use of the Premises and for the conduct of Tenant's business excepting building permits which Landlord is required to obtain in connection with improvements required of Landlord hereunder, if any. - 1(o).

Section 3.  Hours of Operation

     The Premises shall be open for business to the public Monday through 1(p). not later than 1(g). a.m. and shall remain open for the conduct of business to the public until 2. On Sunday's the Premises shall be open minimally from 3. On legal holidays the Premises shall be open during such hours as the Landlord shall establish. Landlord shall designate and may amend from time to time the closing hours of the Shopping Center. Landlord reserves the right to permit other Tenants to observe different hours of business operations. -4.

Section 4.  Covenant of Continuous Observation

     Tenant agrees to keep on the Premises an adequate staff of employees and a full and complete stock of merchandise and shall continuously operate its business during the hours set forth above. 5. Each failure of Tenant to keep the Premises open for business as herein required 5(a). shall be deemed a breach of this Lease 5(b). In addition to any other rights and remedies Landlord may have for such default, Tenant agrees to pay Landlord in addition to the Minimum Rental and Additional Charges set forth in this Lease) for each day or partial day that Tenant does not operate from the Premises in accordance with the provisions of this Lease liquidated damages equal to 5(c). of the monthly Minimum Rental payable by Tenant pursuant to this Lease, divided by thirty (30). Further, in the event Tenant ceases operating a going business within the Premises as required by these General Lease Provisions, in addition to the 5(d). increase in Minimum Rental, such liquidated damages shall be increased monthly by one twelfth (1/12) of the average annual Percentage Rental paid by Tenant during the two (2) year period preceding such cessation of operations. Tenant acknowledges that Landlord's actual damages would be difficult to calculate and that the liquidated damages set forth above represent a fair and reasonable appreciation of Landlord's actual damages. - 6.


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                                       4

SECTION 5.  PARKING, ETC.

     7.

SECTION 6.  LAWFUL AND MURAL USE

     The Premises shall, during the term of this Lease be used only and exclusively for lawful and moral purposes, and no part of the Premises or improvements thereon shall be used in any manner whatsoever for any purposes in violation of the ordinances and laws of any governmental authority having jurisdiction over the Premises, and Tenant will have and hold the Landlord harmless from any such violations.

     -- 8.

     Tenant, at Tenant's expense shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities, now in force or which may hereafter be in force, which shall impose any duty upon Landlord or Tenant with respect to the use, occupation or alteration of the Premises.

SECTION 7.   ADDITIONAL TENANT COVENANTS

     Tenant, at Tenant's expense, shall keep the plate glass within the Premises clean and clear of any debris and litter, keep any garbage, trash, rubbish or refuse in all-proof containers within the interior of the Premises until removed, have such garbage, trash, rubbish and refuse removed on a regular basis; keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the Premises 9.; keep any vestibules or entries to the Premises and the sidewalks, driveways, parking areas, rear service areas and loading areas and other areas adjacent to the Premises free of all trash, refuse or other articles; not permit any accumulations of garbage, trash, refuse, or rubbish within or outside of the Premises; remove its shopping carts and other personal property from the Common Areas; not cause or permit objectionable odors to eminate from the Premises; and not distribute handbills, printed material or advertising outside the Premises or within the Common Areas or solicit business in the parking or other Common Areas. Further, in no event shall Tenant display or sell merchandise outside of the Premises or in any portion of the Common Areas other than in connection with Landlord sponsored promotional sales affecting the overall Shopping Center, nor shall Tenant install, minimum or permit any individual or entity to install, maintain or otherwise operate vending machines, pay phones or any other type of personal property or equipment within or upon the Common Areas, sidewalks or any area outside of the Premises. -- 10.

                                   ARTICLE 3

                            COMMON AREAS MAINTENANCE

     Landlord shall make available from time to time within the Shopping Center such Common Areas as Landlord shall deem appropriate. The term "Common Areas" shall mean all areas, improvements and equipment in the Shopping Center not devoted to or for one occupant's exclusive use and shall include without limitation, any and all open and enclosed pedestrian malls, courts and lanes, customer and employee parking areas (including any back parking structures); all lights and lighting standards, traffic and directional signs and traffic stripping and marking, driveways, roadways and ramps, corridors, aisles and hallways, balconies, interior and exterior stairs, retaining walls, exterior boundary walls and fences, delivery passenger, entrances on the streets and highways, water, sanitary sewers, storm sewers, and other utility lines, systems, conduits and facilities to the perimeter walls of any building (even though intended for the use of only one or a limited number of occupants), and any of the foregoing which serve the Common Areas and facilities, planting, landscaped areas and facilities, lighting facilities, decorative fountains, truck serviceways, loading dock areas and facilities, sidewalks, courts, ramps, canopies, comfort and first-aid stations, restrooms and lounges, janitorial facilities, parcel pick-up stations, drinking fountains, transportation equipment (including elevators, escalators and moving sidewalks), community rooms and auditoriums, curbs and drains, the facilities apparent to each and all of the foregoing, and other facilities and service areas for common use within the Shopping Center, and including such improvements and facilities as may be constructed or added to the Shopping Center, as may be expended or adjusted by Landlord from time to time, which improvements and facilities are not devoted in or for one occupant's exclusive use, all whether or not existing or hereafter constructed.

     Tenant and its customers shall have the right in common with others to the nonexclusive use of the Common Areas as such are configured, maintained and provided by Landlord from time to time.

     The Shopping Center may be constructed in stages and construction of later stages may necessitate the rearrangement and alterations of some or all of the Common Areas.

     Landlord shall operate and maintain the Common Areas at the expense of Tenant and the occupants of the Shopping Center in a manner deemed by Landlord, in its sole discretion as reasonable and appropriate and may close the Common Areas or portions thereof for repairs and for other reasonable business purposes. Landlord reserves the right in its sole discretion to modify, alter, remove, reduce, redesign or change the size, location, elevation, nature and/or purpose of all or any part of the Common Areas, to make installations or construct buildings, structures, booths and/or kioshes therein, and to use the Common Area for exhibits, sales or promotions. -- 11.

     Tenant understands and agrees that Landlord may, at any time or from time to time during the term of this Lease, perform substantial renovation work in and to the building or the mechanical systems serving the building (which work may include, but need not be limited to, the repair or replacement of the buildings exterior facade, exterior window glass, elevators, electrical systems, air conditioning and ventilating systems, plumbing system, common hallways, or lobby), any of which work may require access to the same from within the Premises.

     Tenant agrees that:

     (a) Landlord shall have access to the Premises at all reasonable times, upon reasonable notice, for the purpose of performing such work; and

     (b) Landlord shall incur no liability to Tenant, nor shall Tenant be entitled to any abatement of Minimum Rental or any other charges on account of any noise, vibration, or other disturbance to Tenant's business at the Premises (provided that Tenant is not denied access to said Premises) which shall arise out of said access by Landlord or by the performance by Landlord of the aforesaid renovations at the building.

     Landlord shall use reasonable efforts (which shall not include any obligation to employ labor at overtime rates) to avoid disruption of Tenant's business during any such entry upon the Premises by Landlord.

                                   ARTICLE 4
                           ASSIGNMENT AND SUBLETTING

     This Lease shall not be assigned, mortgaged, pledged, encumbered or in any other manner transferred by Tenant, voluntarily or involuntarily, by operation of law or otherwise nor shall the Premises of any part thereof be sublet, licensed, granted to a concessionaire or used or occupied by anyone other than Tenant without first obtaining the written consent of Landlord, -- 12.

     12(a)

     If at any time during the term of this Lease Tenant shall request Landlord's consent to assign this Lease, or to sublet all or substantially all of the Premises, Tenant shall include with such request the name and business experience of the proposed transferor, assignee or sublessee, complete and current financial statements of said transferee, assignee or sublessee, and the ??? and other terms of the proposed assignment, transfer or subletting. 12(b)

     In the event that Landlord consents to said subletting or assignment, any amounts received by or payable to Tenant (other than the reasonable value paid to Tenant in repayment for trade fixtures and inventory and other personal property of Tenant) above the amounts payable by Tenant to Landlord hereunder, shall be deemed "real estate profit" and shall be paid to Landlord. -- 12(c).

     If Landlord permits any such assignment, change or subletting. Tenant agrees to pay Landlord's reasonable legal fees 12(d). in connection therewith.

     If Tenant shall at any time during the term of this Lease subject all or any part of the Premises or assign this Lease, Tenant shall nevertheless remain fully liable under all of the terms, covenants, and conditions of this Lease. If this Lease is assigned, or if the Premises or any part thereof are subleased or occupied by anybody other than Tenant, Landlord may collect from the assignee, sublessee or occupant any rent or other charges payable to Tenant under the Lease and apply the amount collected to the rent and other charges herein reserved, but such collection by Landlord shall not be deemed an acceptance of the assignee, sublessee or occupant as a Tenant nor a release of Tenant from the performance by Tenant under this Lease.

     Notwithstanding Landlord's consent to any assignment, subletting, occupation or use by another person, any subsequent assignment, subletting, occupation or use by another person shall require Landlord's prior written consent.

                                   ARTICLE 5
                         ALTERATIONS, INSTALLATIONS AND
                       REMOVAL OF IMPROVEMENTS BY TENANT

     Tenant shall have the right 13. during the continuance of this Lease to make such interior alterations, changes and improvements to the Premises as may be proper and necessary for the conduct of Tenant's business and for the full beneficial use of the Premises, 14. provided Tenant shall (i) pay all costs and expenses thereof, (ii) make such alterations, changes and improvements in a good and workmanlike manner, (iii) obtain all required permits, and (iv) do all its work in conformity with all legal requirements. Tenant shall hold Landlord harmless from any penalty, damage or injury of whatever kind arising out of failure of Tenant's work to so conform. 15.

     Landlord's approval of the plans, specifications and working drawings for any of Tenant's alterations shall mandate no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental authorities or agencies.

     If Landlord shall send a notice to Tenant no later than thirty (30) days after the later of (i) the expiration or earlier termination date of the term or
(ii) the date on which Tenant completely vacated the Premises. Tenant shall remove any alterations, changes and improvements made to the Premises by Tenant with or without the consent of Landlord which Landlord requires be removed and shall repair and restore the Premises in its condition prior to the making of such alterations, changes and/or improvements. Any alterations, changes, and improvements which Landlord does not require to be removed shall remain the property of Landlord, without compensation by Landlord to Tenant therefor.

     16. All signs, furnishings, trade fixtures and other equipment installed in the Premises by Tenant shall remain the property of Tenant and shall be removed by Tenant upon the termination of this Lease. Tenant shall repair any damage caused by the removal of such property and shall restore the Premises as provided in this Lease. Notwithstanding the foregoing, all light fixtures, the complete storefront including gates, all carpeting, linoleum or other floor covering, nailed, cemented or otherwise adhesively attached to the Premises, sinks and vanities and the complete electrical (including emergency generators, if any), plumbing, air conditioning and heating systems, including ducts, diffusers, grills, controls systems, shall be and remain in the Premises at all times for the benefit of Landlord unless Landlord shall direct Tenant to remove any of the foregoing within the period set forth in the preceding paragraph.

     Tenant shall pay before delinquencies all taxes assessed against Tenant's fixtures, trade fixtures, equipment and leasehold improvements placed in or about Premises.

                                   ARTICLE 6

                         INSURANCE AND RELATED MATTERS

Section 1.  Loss or Damage to Tenant's Property

     Tenant acknowledges that Landlord does not insure Tenant's personal property, fixtures, improvements or equipment. Accordingly, in order to contractually allocate risk of loss relative to all such property Tenant agrees that it shall store its property in and shall occupy the Premises and use all other portions of the property of which the Premises are a part, at its own risk. 17. Landlord and Landlord's agents and employees shall not be liable for, and Tenant waives all claims against them for, loss or damage to Tenant's business or damage to personnel or property sustained by Tenant or any person claiming by, through or under Tenant resulting from any accident or occurrence in or upon the Premises of the building of which they are a part, or any part thereof. The provisions of this section shall also apply to the period prior to the commencement of the lease term where any permission is given by Landlord to Tenant for Tenant to perform any of its work and install any of its fixtures or otherwise prior to commencement of the lease term.

Section 2.  Tenant's Required Insurance

     Tenant shall, during the term, at its sole expense obtain and keep in force, (i) commercial general liability insurance coverage, personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability and products and completed operations liability in limits not less than [***] inclusive (the aggregate limits of such insurance to apply specifically to the Premises and not in multiple locations) with Landlord and, if required, by Landlord mortgages of Landlord, each named as an additional insured, as their respective interests may appear, and (ii) "All Risk" Physical Damage insurance for Tenant's property (personal property, fixtures and household improvements in excess of building standard) in or on the Premises for the full insurable value thereof, including an endorsement providing for "loss of income" coverage. Tenant shall furnish evidence satisfactory to Landlord of the existence of and maintenance of such insurance prior to or contemporaneous with the commencement of the term and thereafter on the date on which such policy is required to be renewed. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to the cancellation of such insurance. Tenant shall also obtain worker's compensation insurance covering all persons employed, directly or indirectly, in connection with any finish work performed by Tenant or any repair or alteration authorized by this Lease or consented to by Landlord, as required by the law of the state where the Premises are located.

     Landlord reserves the right to require that Tenant increase the limits if such insurance required pursuant to the paragraphs above provided such request is commercially reasonable in such amounts as Landlord determines prudent within generally accepted business practices for comparable businesses. All policies required to be maintained by Tenant pursuant to this Article shall be issued in a form acceptable to Landlord, by insurance companies having and maintaining at least an A-X rating in the most currently available "Best
Rating Guide", and qualified to bo business in the state in which the Premises are located. In no event shall such policy or policies provide for a deductible amount for any type of coverage in excess of [***].

Section 3.  Landlord's Insurance

     Landlord shall, during the term, obtain and keep in force commercial general liability insurance coverage and "All Risk" Property Damage insurance covering the building of which the Premises are a part (including exterior walls, downspouts, gutter and roof, and (at Landlord's option) excluding all improvements and fixtures required to be insured by the Tenant pursuant to
Article 6, Section 2 (ii), in such amounts and with such deductible amounts as Landlord determines prudent in Landlord's sole discretion. Landlord may insure such other risks as Landlord may from time to time determine and with any such deductible as Landlord may from time to time determine. Landlord's insurance cost for maintaining the insurance coverage referred to in this Article shall be subject to reimbursement by Tenant to the extent provided elsewhere in this Lease.


*** Confidential treatment requested.

SECTION 4.  WAIVER OF RECOVERY

     Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waive any and all rights of recovery, claim, action or cause of action, against the other, the agents, officers or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Shopping Center, or any personal property of such party therein, by reason of fire, the elements, or any other cause which is insured against or is required to be insured against pursuant to the terms of this Lease under the terms of the "All Risk" Property Damage Insurance coverage referred to in subparagraphs
(1) and (3) above, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees. Landlord's and Tenant's insurance policies shall each contain a waiver of alteration.

SECTION 5.  HOLD HARMLESS AND INDEMNIFICATION

     Irrespective of the adequacy of said insurance, Tenant shall indemnify and save Landlord free and harmless from all liability for injury or damage to any person(s), firm(s), corporation(s) or property occurring on or about the Premises, or arising out of any accident or any other occurrence on the Premises or due directly or indirectly to the use of the Premises or any part thereof by Tenant, its agents, subtenants or employees (including all costs, expenses, court reporter fees, expert fees and attorney fees incurred by Landlord in defense of any such claims), -- 17(a).

SECTION 6.  INVALIDATION OF INSURANCE/INCREASED PREMIUMS

     Tenant shall not do anything or engage in any activity, or permit any condition to exist on or about the Premises which will cause the cancellation of or invalidate any insurance which Landlord may now or hereinafter have on the Shopping Center or the Premises. Further, Tenant shall not permit any condition or activity which may result in increased premiums payable by Landlord. -- 18.

                                   ARTICLE 7
                                LANDLORDS' LIEN


                                   ARTICLE 8
                                MECHANICS' LIEN

     Tenant shall have no authority, express or implied, to create or place any lien or incumbrances of any kind or nature whatsoever upon, or in any instance to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person or entity dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. It is understood and agreed that if Tenant shall make repairs or improvements to the Premises, Tenant shall, in making such repairs or improvements, act solely for its own benefit and not as an agent or Landlord, and that Landlord's interest in the Premises, the building of which the Premises are a part, and the Shopping Center or the overall development of which the Premises are a part, shall not be subject to any mechanic's, furnisher's or materialmen's liens.

     Tenants covenants and agrees that it will pay or cause to be paid all sums due and payable by it in account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon. Tenant will save and hold Landlord harmless from any and all loss, cost or expense, including attorney's fees, based on or arising out of asserted claims or liens against the leasehold estate or against the rights, title and interest of Landlord in the Premises or under the terms of this Lease. Tenant shall discharge by payment or satisfactory bond pursuant to statutory procedures any lien arising out of work performed or materials furnished on the Premises by, through and under Tenant within thirty
(30) days after the filing of same.

                                   ARTICLE 9

                                    REPAIRS

     Except as otherwise provided in this Lease, within a reasonable time after Landlord receives written notice from Tenant of the necessity thereof, Landlord will repair the roof, structural portions and exterior of the Premises (exclusive of doors, plate glass, mechanical systems or storefronts which shall be maintained and repaired by Tenant), provided, however, that Tenant, not Landlord, shall at Tenant's sole cost and expense make all repairs and replacements necessitated by reason of (a) the neglect, fault or default of Tenant, or Tenant's agents, employees, contractors, invitees, or customers, and
(b) the structural and exterior work done or installed by Tenant. Further, and notwithstanding anytime in this Lease to the contrary, Tenant shall make all repairs and replacements to the property which Landlord is required to maintain which are required as the result of repairs, alterations, other improvements or installations made by Tenant or any occupant of the Premises or the agent of any of them.

     All maintenance repairs and replacements to the Premises and specifically the obligation of Landlord under this Lease shall be made by Tenant. Tenant, at Tenant's expense, shall make all repairs and replacements to keep and maintain the interior of the Premises in good condition and repair, including, but not limited to, the heating, electrical, air conditioning (whether within or without the Premises), sprinkler and other mechanical installations serving the Premises, the plumbing and sewer systems serving the Premises, the exterior and interior portions of all doors including door checks and hardware, and all windows, frames and glass and Tenant shall promptly replace all broken and cracked glass. 19. Any replacement Tenant is required to make under this Lease shall be of equal or better quality, type and style as the best being replaced. Tenant shall be responsible for all painting and decorating. Tenant will maintain and keep in good condition and repair the storefront and all structural and exterior work done or installed by Tenant. Tenant shall not permit any waste, damage or injury to the Premises and shall, at its sole cost and expense, abate any nuisance upon, or emanating from, the Premises, keep the Premises neat, clean and in an orderly and sanitary condition free of offensive odors, vermin, rodents, bugs, insects and other pests. Tenant shall keep in full force and effect, and provide Landlord with a copy of a maintenance contract with a reputable heating and air conditioning contractor providing for at least semiannual inspection and maintenance of the heating and air conditioning systems serving the Premises. Upon request Tenant shall provide or require its contractor to provide copies of all maintenance and service records to Landlord. Tenant shall obtain approval from Landlord of its heating and air conditioning contractor and, additionally, shall obtain approval of any other contractor which may require access to the roof for the purpose of implementation of any repairs or improvements. Tenant shall in no event perform or do any work on or affecting the roof of the Premises without Landlord's prior written consent. And if consented to, shall only use contractors approved by Landlord. Landlord shall enforce any warranties in effect for the benefit of Landlord, provided, however, that such shall not alleviate Tenant's repair responsibility hereunder.

                                   ARTICLE 10
                         DAMAGE OR DESTRUCTION BY FIRE

     In the event the Premises shall be damaged or destroyed either (i) by an insured casualty within Landlord's standard all-risk insurance policies to such extent that Landlord cannot make necessary repairs or rebuilt within 140 days from the date 19(a). of such damage or destruction, 19(b). (ii) by any uninsured casualty, 19(c). or (iii) or by an illegal casualty with respect to which Landlord's mortgagee requires that the insurance proceeds be applied to the indebtedness (19d)., then at Landlord's option, the Lease Agreement may be terminated 20. in which event Tenant shall be allowed an abatement of Minimum Rental and Additional Charges from the date of such damage or destruction. 20(a).

     20(b). Landlord 20(c). make necessary repairs or rebuild within 10 days from the date of such damage or destruction, subject to the provisions of any deed of trust or mortgage encumbering the Premises and requiring the application of insurance proceeds to the indebtedness, then this Lease Agreement shall not terminate, the Premises shall be repaired or rebuilt by Landlord at its own expense, the Minimum Rental and Additional Charges shall abate proportionately until the repairs or rebuilding are completed and possession thereof given to Tenant, and the term of this Lease Agreement shall be extended for a period equal to such period of rent abatement but not otherwise affected.

     Should the Premises be damaged or destroyed, nor occupied by the use of the Premises by Tenant, its agents, employees and not arising during any period when Tenant has vacated the Premises 20(d), and Landlord 20(e)., then, in that event, 20(f). may terminate this Lease Agreement by notice in writing 20(g)., however, if Landlord agrees to restore or repair the Premises to tenantable condition, then, in that event, Landlord agrees to allow Tenant a proportionate abatement of Minimum Rental and Additional Charges in an amount which bears the same proportion to the Minimum Rental as the number of square feet of damaged or destroyed floor area of the Premises occurs to be total number of square feet of floor area on the Premises, which reduction shall contain until such renovation or repair shall be completed, (h). Tenant shall in all events restore or repair its additions, improvements, and betterments to the Premises and, also, any other damage or destruction the repair or restoration of which is not provided for hereinabove. Tenant shall, in case of damage or destruction, give notice in writing to Landlord 20(i).

     Should fifty percent (50%) or more of the total floor area of the Shopping Center at any time be damaged or destroyed by fire or any other cause, or should Landlord's mortgages require that the insurance proceeds be applied to the indebtedness, Landlord may elect not to rebuilt 20(j). terminate this Lease Agreement by written notice to Tenant of Landlord's election to so terminate.

                                   ARTICLE 11
                              RIGHT OF ENTRY, ETC.

     Landlord reserves the right during the term of this Lease to enter the Premises at reasonable hours to show the same to others who may be interested in the property, and for the purposes of inspecting the Premises and to make such repairs as Landlord may deem necessary for their protection and preservation and may enter the Premises at any time in the event of an emergency provided that this right shall not be construed as expanding, Landlord's repair obligation beyond that as stated herein.

                                   ARTICLE 12
                                   UTILITIES

     21. Tenant is to obtain and pay for all utilities, including electricity, gas, other fuel, water, the ventilation and air conditioning system and shall pay all garbage removal fees, water fees, sprinkler monitoring fees, and other special fees on or for the Premises during the term of this Lease. The ventilation and air conditioning central plant/chilled water system may be provided by or through Landlord. In such case, Tenant shall be charged based on the costs associated with the operation and maintenance of the ventilation and air conditioning control plant/chilled water system including, but not limited to, equipment, maintenance and repair, electrical consumption, water consumption, water treatment and a replacement reserve charge plus an administrative assessment equal to [***] of the overall charge. If there is another meter source provided by or through Landlord, Tenant will pay Landlord for said utility usage for additional rent (other than Minimum Rental or Percentage Rental) and Landlord shall send


*** Confidential treatment requested.

statements for such usage which shall include an administrative assessment equal to ten (10) percent of the amount of utilities and shall be based upon a pro rata square foot basis. Said amounts may be estimated by Landlord in which event Tenant shall pay said estimate, or may be revised from time to time, in advance on the first day of each and every month with Tenant's Minimum Rental without further notice. Landlord will have the right in its discretion to adjust utility costs among tenants on other than a pro rata basis based upon its determination of tenants' image. -- 21(a).

                                   ARTICLE 13
                                    DEFAULT

     If Tenant shall at any time be in default in the payment of rent or other sums of money required to be paid by Tenant or in the performance of any of the covenants, terms, conditions, provisions, rules and regulations of this Lease and Tenant shall fail to remedy such default within five (5) days after the giving of written notice thereof by Landlord in the event the default is as to payment of rent or other sums of money or within ten (10) days after the giving of written notice thereof by Landlord if the default relates to matters other than the payment of rent and other sums of money (but Tenant shall not be deemed to be in default if Tenant commences to remedy said defaults other than the payment of rent and other sums of money within said ten-day period and proceeds therewith with due diligence). Landlord, in addition to all other remedies given to Landlord in law or in equity, may by written notice to Tenant terminate this Lease or without terminating this Lease and without notice to enter the Premises by summary proceedings or otherwise and in any event that disposesses Tenant.

     In the event Landlord elects to terminate the Lease, Tenant agrees, notwithstanding such termination, that it shall be and remain liable for all rent and other charges and sums due hereunder for the remainder of the term, which liability shall survive the termination of this Lease, the re-entry by Landlord and the commencement of any action to secure possession of the Premises. Landlord shall have the right to maintain successive actions against Tenant for recovery of all damages, including, without limitation, amounts equal to the rents and other charges and sums payable hereunder as and when said rents and other charges and sums are payable hereunder and Landlord shall not be required to wait to begin such actions or legal proceedings until the date this Lease would have expired. -22.

     In the event of such re-entry, Landlord may enter as agent for Tenant or in its own name, without being obligated to do so, and relet the whole or any portion of said Premises (with or without any improvements made by Tenant thereon or thereto), or the whole or any portion thereof with additional space, for any period equal to, greater or less than the remainder of the term of this Lease, for any sum (including any rental concessions and rent free occupancy) which it may deem reasonable, to any Tenant which it may deem suitable and satisfactory, and, for any use and purpose which it may deem appropriate. Landlord's damages shall include without limitation, attorneys' fees and collection costs incurred by reason of Tenant's default, commissions and the cost of repair or alteration of the Premises ("Costs of Reletting") and, in the event of any reletting, Landlord may apply the rent therefrom first to the payment of Landlord's expenses, including Costs of Reletting, and then to the payment of rent and all other sums due from Tenant hereunder, Tenant remaining liable for any deficiency. In computing damages or rental due under this Lease, the value of the Percentage Rental for any period subsequent to termination of this Lease or Tenant's right of possession shall be included and shall be an amount equal to the highest Percentage Rental which was payable by Tenant during the term of this Lease.

     Any obligation imposed by law upon Landlord to relet the Premises shall be subject to the reasonable requirements of Landlord to develop in a harmonious manner the real estate of which the Premises are a part and to establish the tenant mix which is suitable to Landlord; and the failure of Landlord to relet, or if relet, to collect the rent under such reletting, shall not release or affect Tenant's liability for damages hereunder. In any event, Landlord shall have the right to lease other vacant storerooms before leasing the Premises.

     In the event of default by Tenant of any of the terms, provisions, covenants, conditions, or rules and regulations of this Lease, Landlord shall have the right to invoke any remedy permitted to Landlord in law or in equity. All remedies available to Landlord in this Lease, in law or equity are declared to be cumulative and concurrent. No termination of this Lease nor any taking or recovering of possession of the Premises shall deprive Landlord of any of its rights, remedies or actions against Tenant including, without limitation, the right to receive all past due rents and damages equal to future rents and other charges accruing under this Lease, which rights shall survive the termination of this Lease or taking of possession of the Premises.

     If this Lease be terminated for any reason whatsoever or if Landlord should re-enter the Premises as a result of any breach of Tenant hereunder without terminating the Lease, Tenant covenants, any other covenant herein to the contrary notwithstanding (except where this Lease is terminated following eminent domain proceedings) that (i) the Premises shall then be in the condition required by all applicable provisions of this Lease; and (ii) Tenant shall perform any covenant contained in this Lease for the construction of the Premises or the making of any repair, improvement, alteration or betterment to the Premises or for restoring or rebuilding any part thereof. For the breach of either of the foregoing obligations Landlord shall be entitled to recover and Tenant shall pay, forthwith, without notice or other action by Landlord for the cost of performing such obligation(s).

     In the event Tenant violates any of the provisions, covenants, conditions or promises set forth in this Lease Agreement, and further in the event Landlord determines in its exercise of its sole discretion that such default is susceptible of a cure by Landlord, then in addition in any and all other remedies provided for in this Lease, or at law or in equity Landlord shall have the right (but shall not be obligated) to cure such default and implement such corrective measures as Landlord deems reasonably necessary to correct such default. In the event Landlord exercises the right of "self help" as set forth in the preceding sentence, then Tenant covenants and agrees that it shall within five (5) days after notice from Landlord pay to Landlord [***] of the cost incurred by Landlord in connection with implementation of such corrective measures, it being the intent to permit Landlord to recover a reasonable administrative fee in addition to the actual cost incurred.

     Further, in the event Tenant is not conducting a going business within the Premises or vacates or abandons the Premises (the cessation of operation of a business within the Premises for a period in excess of seven (7) days to be conclusive evidence of Tenant's intent to abandon or vacate the Premises) then Landlord shall have the right (but shall not be obligated) to enter the Premises after providing notice to Tenant for the purpose of inspection and implementation of such repairs, maintenance or other improvements to the Premises which may be required, in Landlord's opinion, to preserve the overall appearance of the Premises or to mitigate the adverse impact of the appearance of the Premises upon the Shopping Center. Landlord shall additionally have the


*** Confidential treatment requested.

right to change the exterior locks on the Premises for security purposes but shall not be obligated to do so. In the event Landlord does change the exterior locks, then Tenant shall, upon request, be provided with a key to the Premises. In no event shall any of the foregoing actions by Landlord be considered an eviction, constructive or otherwise, of Tenant, it being the intent of the parties to permit Landlord a reasonable right of access to the Premises for the purposes set forth herein and to minimize any adverse impact resulting from an abandonment of the Premises or cessation of operation by Tenant. Entry by Landlord pursuant to this paragraph shall in no event be construed, interpreted or otherwise determined to be an eviction of Tenant or a termination of this Lease absent notification to the contrary by Landlord.

     Landlord and Tenant shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the partners hereto against the other on any matters not relating to personal injury or property damage but otherwise arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant. Tenant's use or occupancy of the Premises and any emergency statutory or any other statutory remedy. In the event an attorney is employed by either party in order to initiate litigation to secure compliance by the other party with the provisions of this Lease, the non-prevailing party, including filing fees and court costs.

                                   ARTICLE 14
                              INSOLVENCY OF TENANT

     In the event of the insolvency of Tenant, or the filing of a proceeding by or against Tenant or any partner of Tenant or guarantor of this Lease under the Bankruptcy Code, or in the event of a partial or general assignment for the benefit of a creditor or creditors by Tenant, or in the event Tenant should be successfully proceeded against in any general creditor's bill, or in the event Tenant makes any offer in or out of court for the compromise of Tenant's debts, or any substantial part thereof, by reduction in amount or in preference, or security, or by postponement of payment date or dates, or in the event any court proceedings are instituted by, for, or against Tenant in contemplation of any such offer, Landlord in addition to any rights available to it at law or equity shall have the right and privilege to immediately terminate this Lease. Landlord shall have the right to immediately re-enter into possession of the Premises for the purpose of leasing same.

     If Landlord shall not be permitted to terminate this Lease as hereinabove provided because of the provisions of Title 11 of the United States Code relating to Bankruptcy, as amended ("Bankruptcy Code"), then Tenant as a debtor-in-possession or any trustee for Tenant agrees promptly, within no more than fifteen (15) days upon request by Landlord to the Bankruptcy court, to assume or reject this Lease and Tenant on behalf of itself, and any trustee agrees not to seek or request any extension of adjournment of any application to assume or reject this Lease by Landlord with such Court. In such event, Tenant or any trustee for Tenant may only assume this Lease if (A) it cures or provides adequate assurance that the trustees will promptly cure any default hereunder.
(B) compensates or provides adequate assurance that the trustees will promptly compensate Landlord for any actual pecuniary loss to Landlord resulting from Tenant's defaults, and (C) provides adequate assurance of performance during the fully stated term hereof of all of the terms, covenants, and provisions of this Lease to be performed by Tenant. In no events after assumption of this Lease shall any then-existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein. Adequate assurance of performance of this Lease, as set forth hereinabove, shall include, without limitation, adequate assurance (1) of the source of rent reserved hereunder, (2) that any Percentage Rental due hereunder will not decline from the levels anticipated, and (3) the assumption of this Lease will not breach any provision hereunder. In the event of a filing of a petition under the Bankruptcy Code, Landlord shall have no obligation to provide Tenant with any services or utilities as herein required, unless Tenant shall have paid and be current in all payments of Common Area Maintenance and Operating Costs, utilities or other charges therefor.

                                   ARTICLE 15
                            DELIVERY AT END OF LEASE

     23. Tenant agrees that on the last day of the term it shall without notice or demand deliver the Premises, including all improvements and fixtures permanently attached, and replacements thereto (except those which Tenant may be directed to remove) to Landlord, or Landlord's agent or assignee, in good order and condition. Tenant shall have repaired all damage to the Premises, ordinary wear and tear excepted.

     If Tenant remains in possession of the Premises after the expiration of the tenancy created hereunder and without the execution of a new lease or other written agreement, Tenant shall be deemed to be occupying the Premises as a tenant from month to month and subject to all of the rents and provisions of this Lease in effect on the day before the expiration of the tenancy, except those relating to term and except that the Minimum Rental shall be increased to the amount which is 24. the amount payable during the last month of the Lease without prejudice to any claim for damages or otherwise which Landlord may have against Tenant for failure of Tenant to vacate the Premises at expiration of the term. For the purpose of this provision "fair rental value" shall be defined as being the amount which Landlord is then receiving for comparable space in the Shopping Center or comparable properties in the same city.

                                   ARTICLE 16
                              NO WAIVER OF BREACH;
                          EXTENSION; PARTIAL PAYMENT;
                           NO ACCORD AND SATISFACTION

     It is hereby covenanted and agreed that no waiver of a breach of any of the covenants of this Lease shall be construed to be a waiver of any succeeding breach of the same or any other covenants.

     It is further agreed that, should Landlord, at its option, either extend the time of payment or accept partial payment on one or more of the Minimum Rental installments or other monetary obligations hereunder, such shall not be construed as altering the terms of payment of any subsequent installments or obligations.

     After the service of any notice or commencement of any suit, or final judgement herein, Landlord may receive and collect any rent due and such collection or receipt shall not operate as a waiver of nor affect such notice or judgement.

     No payment by Tenant or receipt by Landlord of a lessor amount shall be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease or available at law or in equity.

                                   ARTICLE 17

                      SUBORDINATION: ATTORNMENT: ESTOPPEL

                        LANDLORD'S COVENANT AS TO TITLE

     Upon payment by Tenant of the rent and other charges herein provided, and upon the observance and performance Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereof without hindrance or interruption by Landlord or others legally claiming title thereto by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease.

     Tenant's leasehold estate shall always be subordinate to any mortgage loan, deed of trust, or underlying or ground lease, including, without limitation, any refinancing, replacement, renewal, modification, extension or consolidation thereof which is placed upon the Premises from time to time by the Landlord. This provision shall be self operative and no further instrument of subordination shall be required. -25.

     Any mortgage, trustee of a deed of trust or ground lessor of all or any part of the Shopping Center may elect to have this Lease have priority over its mortgage, deed of trust or underlying ground lease and upon any such mortgages, trust or lessor executing unilaterally on instrument subordinating its mortgage, deed of trust or lease to this Lease, or placing a clause of such subordination is its mortgage, deed of trust or lease, and filing the same for record among the public land records of the state or county in which the Shipping Center is located, this Lease shall thereupon have priority over said mortgage, deed of trust or lease.

     Tenant agrees that it will afford to and recognize the purchaser at any foreclosure sale or at any sale under a power of sale contained in any mortgage or deed of trust upon the Shopping Center and the grantee of any conveyance made in lieu of foreclosure or power of sale as Landlord under this Lease. Tenant agrees that no mortgagee, trustee of a deed of trust or purchaser at any foreclosure shall be reasonable for any defaults of any prior landlord, including Landlord. Tenant agrees, further, that in the event any proceedings are brought for the termination of any ground or underlying lease affecting the Premises, upon such termination, if the lessor thereunder elects or is obligated to recognize Tenant. Tenant shall afford to such lessor and recognize such lessor as Landlord under this Lease.

     Tenant covenants and agrees that within five (5) days after receipt of notice Tenant shall execute in recordable form and deliver upon demand of Landlord whatever instruments may be required to acknowledge and further evidence the subordinations, agreements to afford and priorities, referred to in this Section. Tenant shall additionally, within five (5) days after receipt of notice, execute an "Estoppel" certificate confirming that the Lease is in full force and effect, that there are no Landlord defaults (or delineating with specificity the nature of such Landlord's defaults, if any), the rental and other amounts required to be paid by Tenant, and such other information as is reasonably requested by a prospective purchaser or mortgagee.

                                   ARTICLE 18

                                    GRAPHICS

     Tenant acknowledges that the Premises are a part of an integrated shopping center, and agrees that control of all signs by Landlord is essential to the maintenance of uniformity, propriety and the esthetic values in or pertaining to the Shopping Center. Accordingly, Tenant shall not place or suffer to be placed on the exterior of the Premises, upon the roof, on any exterior door or wall, or on the exterior or interior window, any sign, awning, canopy, marquee, advertising matter decoration, lettering or other thing of that kind without the written consent of the Landlord first had and obtained. 26 Landlord hereby reserves the exclusive right to the use for any purpose whatsoever of all exterior surfaces including but not limited to the roof and the exterior walls of the Premises. In the absence of express written consent of Landlord. Tenant shall not utilize temporary or portable signs or banners which, if installed in the absence of such consent, may be removed by Landlord without notice, in no event shall Landlord's approval of Tenant signage or Landlord's promulgation of sign standards or sign criteria be construed as a confirmation or warranty that such sign or the criteria on which the sign is based is in compliance with local code or ordinances. Tenant shall be solely responsible for verifying such compliance and obtaining any and all permits required from the governmental authority having jurisdiction.

     Except as otherwise herein provided, Tenant shall have the right, at its sole cost and expense, to erect and maintain within the interior of the Premises all signs and advertising matter customary or appropriate in the conduct of Tenant's business provided, however, that Tenant shall upon demand of Landlord immediately remove any sign, advertisement, decoration, lettering or notice which Tenant has placed or permitted to be placed in, upon or about the Premises and which Landlord reasonably deems objectionable or offensive, and if Tenant fails or refuses so to do Landlord may remove the same at Tenant's cost and expense and may enter the Premises for the purpose of removal of said nonconforming signs.

                                   ARTICLE 19
                                  CONDEMNATION

     The parties hereby agree that should the Premises, or such portion thereof as 28. will make the Premises unusable for the purposes herein leased, be taken or condemned for public or quasi-public use, then this Lease shall terminate from the date when possession of the part so taken shall be required. If the Lease continues after a partial taking, the Minimum Rental 28(a). and Additional Charges shall abate proportionately 28(b). All compensation awarded for such taking of the Premises (or any part thereof), or the fee and the leasehold shall belong to and be the property of Landlord, provided, however, that Landlord shall not be entitled to any portion of any award made to Tenant for the value of Tenant's trade fixtures. Tenant shall not be entitled to any damages for the unexpired portion of the term of this Lease, or injury to its leasehold interest. -- 28(c).

                                   ARTICLE 20
                             ENVIRONMENTAL MATTERS

     29. Tenant shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on or in the Premises or the Shopping Center by Tenant, Tenant's agents, employees, contractors, or invitees without first obtaining Landlord's written consent. If Hazardous Substances are used, stored, generated, or disposed of on or in the Premises or the Shopping Center except as permitted above, or if the Premises or the Shopping Center become contaminated in any manner for which Tenant is legally liable, Tenant shall indemnify and hold harmless Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in value of the Premises or the Shopping Center, damages caused by loss or restriction of rentable or usable space, or any damages caused by adverse impact on marketing of the space, and any and all sums paid for settlement of claims, attorneys' fees, consultant's fees, and expert's fees) arising during or after the Lease term and arising as a result of that contamination by Tenant. This indemnification includes without limitation any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substance on the Premises or the Shopping Center and that results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises or the Shopping Center to the condition existing prior to the presence of any such Hazardous Substance on the Premises or the Shopping Center. Tenant shall first obtain Landlord's approval for any such remedial action.

     As used herein, "Hazardous Substance" means any substance that is toxic, ignitable, reactive, or corrosive or that is regulated by any local government, the state in which the Shopping Center is located, or the United States Government. "Hazardous Substance" includes any and all material or substances that are defined as "hazardous waste," "extremely hazardous waste," or a "hazardous substance" pursuant to state, federal, or local governmental law. "Hazardous Substance" includes, but is not restricted to asbestos, polychlorobiphenyls ("PCBs"), and petroleum.

     The provisions of this Article 20 shall survive any assignment, transfer, amendment or termination of this Lease Agreement.

     -- 30.

                                   ARTICLE 21
                                FIRE PROTECTION

     Tenant has examined the Premises and fire protection/sprinkler system in the Premises, if any. Tenant acknowledges that Landlord shall have no responsibility for implementation of any modifications whatsoever for the fire protection/sprinkler system in the Premises which Tenant has examined and with which Tenant is satisfied. In the event that the Fire Marshal, Building Department or other municipal authority requires any modifications in the existing fire protection/sprinkler system, implementation of such modifications and all costs thereof shall be the responsibility of Tenant. Further, in the event such modifications are requested or required as a restriction of Tenant's use or method of storage materials within the Premises, Tenant shall either implement the required modifications to the fire protection/sprinkler system or ventilation and/or Tenant shall modify its method of storage or use of the Premises so as to comply with the permitted uses under the existing fire protection/sprinkler system or ventilation configuration.

                                   ARTICLE 22
                             COVENANTS RUN TO HEIRS

     It is hereby covenanted and agreed between the parties hereto that all covenants, conditions, agreements and undertakings in this Lease contained shall extend to and be binding on, and inure to the benefit of (except as limited by the terms hereof), the respective heirs, administrators, executors, successors and permitted assigns of the respective parties hereto the same as if they were in every case named and expressed also that the terms Landlord and Tenant shall be construed in the singular or plural number according as they respectively represent one or more than one person.

     In the event of a sale of the property in which the Premises are located, Tenant agrees that Landlord shall thereupon be released from any obligations or liabilities occurring under this Lease from and after the effective date of such conveyance.

                                   ARTICLE 23
                                SHORT FORM LEASE

     The parties have entered into a Short Form of this Lease Agreement which may, at Landlord's option, be recorded. In no event shall this Lease Agreement be recorded.

                                   ARTICLE 24
                                    NOTICES

     All notices required or provided for under this Lease shall be given in writing either by (i) CERTIFIED MAIL, return receipt requested; (ii) hand delivery by a reputable courier service requiring receipt on delivery, or (iii) delivery by a national or regional overnight courier service. All notices shall be addressed to Landlord or Tenant at the addresses set forth in the Lease Agreement to which this is an Exhibit, or to such other addresses as Landlord or Tenant may direct in writing from time to time.

     Notices shall be effective upon the earlier of actual receipt or forty eight (48) hours after deposit in the U.S. Mail or permitted courier. Notices of any default by Landlord shall be given by Tenant to any mortgagee of whom Tenant has been notified in writing, and said mortgagee shall have the right to cure said default.--31(a).

                                   ARTICLE 25
                             RULES AND REGULATIONS

     Tenant and Tenant's agents, employees, invitees and visitors shall comply fully with all requirements of the rules and regulations of the Shopping Center which may be made by Landlord. Such rules and regulations applicable to the Premises and the Shopping Center may be changed, amended, or supplemented by Landlord at any time. If said rules shall be printed on a separate schedule such schedule shall be attached in this Lease and made a part hereof as fully and completely as though printed herein in detail. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this Lease in the manner as if the same were contained herein as covenants. Tenant agrees as follows:

     (i) All garbage and refuse shall be kept in approved type containers and shall be placed at a location adjoining the Premises or other location designated by Landlord, for collection at regular intervals (not less than weekly). Tenant shall pay the 32 cost of removal of garbage and refuse.--32(a).

     (ii) Tenant agrees that if the Premises are used for other than traditional retail use, or if the Fire Marshall requires, Tenant, at its cost, shall provide the required additional automatic sprinkler heads and/or other required modifications necessary to comply with the insurance and fire department regulations; in all events Tenant shall provide for its usage the necessary quantity of approved type and class fire extinguishers within the Premises.--32(b).

     (iii) No radio, television, satellite, microwave dish or tower or other similar aerials or appurtenances (inside or outside) shall be installed without first obtaining in each instance the Landlord's consent in writing, and if such consent is given, no such device shall be used in a manner as to be heard or seen outside of the Premises. Tenant shall be responsible for any damage to Landlord's roof occasioned by such installation. Any aerial or other such device if installed without such written consent shall be subject to removal without notice at any time.--33.

     (iv) Tenant shall keep the Premises at a temperature sufficiently high to prevent freezing of water in pipes and/or fixtures or equipment.

     (v) Tenant shall during the lease term or any extension hereof, at Tenant's cost, be responsible for pest extermination (including, but not limited to, rodents and insects) at such intervals as is necessary to keep the Premises free and clear of infestation.

     (vi) Tenant shall not place, suffer or permit displays, sales or storage on the outside of the Premises or upon any of the Common Areas nor shall Tenant install or maintain any vending machines or other property upon the Common Areas.

     (vii) Tenant agrees at all times to comply with any governmental energy conservation regulations and at all times to maintain temperatures in the Premises consistent with the temperature as specified and set forth in any governmental regulation.

     (viii) All loading and unloading of goods shall be done only at such times, in the hours, and through the entrances designated for such purposes by Landlord.

     (ix) The delivery or shipping of merchandise, supplies and fixtures to and from the Premises shall be subject to such rules and regulations as in the judgment of Landlord are necessary for the proper operation of the Premises or Shipping Center.

     (x) No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of Landlord.--34.

     (xi) Tenant and Tenant's employees shall park their cars only in those parking areas designated for that purpose by Landlord. Tenant shall furnish Landlord with State automobile license numbers assigned to Tenant's car or cars, and cars of Tenant's employees, within five (5) days after taking possession of the Premises and shall thereafter notify Landlord of any changes within five (5) days after such changes occur.--35. In the event that Tenant or its employees fail to park their cars in designated parking areas as aforesaid, then Landlord at its option shall charge Tenant Ten Dollars ($10.00) per day per car parked in any areas other than those designated, as and for liquidated damages.

     (xii) The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant who shall or whose employees, agents or invitees shall, have caused it.

     (xiii) Tenant shall not make noises, cause disturbances, or create odors which may be offensive to other tenants of the Shopping Center or their officers, employees, agents, servants, customers or invitees. - 36.

     (xiv) Tenant shall not conduct or permit to be conducted in the Premises any auction, fire, bankruptcy or other distress sale without the prior written consent of Landlord.

     (xv) No smoking shall be permitted in the Properties or in any other part of the buildings in the Shopping Center.

                                   ARTICLE 26
                               REAL ESTATE AGENT

     Landlord and Tenant each represent and warrant to the other that no agents were involved in the negotiation of this Lease except that it is disclosed in the Lease Agreement to which this is an Exhibit. Each party agrees to indemnify the other against claims for commission by individuals, entities or agents claiming entitlement to compensation by virtue of its representation of the indemnifying party.

                                   ARTICLE 27
                               PERSONAL LIABILITY

     The liability of Landlord (and any partner, stockholder or officer of Landlord) to Tenant for any default by Landlord is limited to the interest of Landlord in the property of which the Premises are a part and Landlord (and any partner, stockholder or officer of Landlord) shall not be personally liable for any deficiency nor shall Landlord (or any partner, stockholder or officer of Landlord) ever be liable under the terms of this Lease for consequential or special damages. This paragraph shall not be deemed to limit or deny any remedies which Tenant may have in the event or default by Landlord hereunder which do not involve the personal liability of Landlord.

                                   ARTICLE 28
                                 NO PARTNERSHIP

     Nothing contained herein shall be construed to create a partnership between Landlord and Tenant and under no circumstances shall Landlord be liable for the debts or obligations of Tenant.

                                   ARTICLE 29
                               CORPORATE TENANTS

     In the event Tenant is a corporation, the persons executing this Lease on behalf of Tenant hereby covenant and warrant that: Tenant is a duly constituted corporation qualified to do business in the State in which the Premises is located; all Tenant's franchise and corporate taxes have been paid in date; all future forms, reports, fees and other documents necessary for Tenant to comply with applicable laws will be filed by Tenant when due and such persons are duly authorized by the board of directors of such corporation to execute and deliver this Lease on behalf of the corporation.

                                   ARTICLE 30
                                ENTIRE AGREEMENT

     This Lease includes the Lease Agreement and Rider, if any, attached hereto and forming a part hereof Exhibit A (drawing of the Shopping Center showing the general location of the Premises), this Exhibit B (General Lease Provisions) and Exhibit C (which delineates the construction requirements of the parties if any). The foregoing constitute all of the agreements and conditions made between the parties hereto, and no representations or statements claimed to have been made and not herein contained shall vary or modify this contract in any way.



Landlord: PEABODY PLACE CENTRE, L.P.   Tenant:  SILICON ENTERTAINMENT, INC.
BY:  Peabody Place, Inc., General
Partner



By: /s/ MORRIS J. THOMAS               By: /s/ [ILLEGIBLE]
    --------------------------------       ---------------------------------
    Morris J. Thomas, Vice President

By: /s/ JACK A. BELZ                   HOTEL PEABODY, L.P.
    --------------------------------   By:  Perim Corp., General Partner
    Jack A. Belz, President


                                       By:  /s/ JIMMIE D. WILLIAMS
                                            --------------------------------
                                            Jimmie D. Williams, Senior Vice
                                            President

                               RIDER TO EXHIBIT D
                            GENERAL LEASE PROVISIONS
               BETWEEN SILICON ENTERTAINMENT, INC., AS TENANT AND
                    PEABODY PLACE CENTRE, L.P., AS LANDLORD

1.   ... "in or" ...

)(a).    "(a)  transfers of merchandise between stores owned by Tenant only for the convenient operation of Tenant's business and not for the purpose of avoiding inclusion of such transactions in Sales and Business Transacted;

          (b)  returns to manufacturer;

          (c) sales of fixtures, machinery, games and equipment after use in the conduct of Tenant's business in the Premises and not in the ordinary course of business;

          (d) discounted, or complimentary use of games or entertainment attractions by, or discounted or complimentary merchandise given or sold to, guests or invitees of Tenant in an amount not to exceed three percent (3%) of Sales and Business Transacted and discounted or complimentary use of games or entertainment attractions by or discounted or complimentary merchandise given or sold to employees;

          (e) special promotional use of games or other entertainment attractions;

          (f) revenue received from the sale of "debit cards", "game cards" or "smart cards", or tokens except to the extent that such cards or tokens are redeemed for use of games or other entertainment devices within the Premises;

          (g)  sales of gift certificates (unless redeemed at the Premises);

          (h) the selling price of all merchandise returned by customers and accepted for full credit or the amount of discounts and allowances made thereon;

          (i) goods returned to sources or a warehouse owned by affiliated with Tenant;

          (j) sums and credits received in the settlement of claims for loss or damage to merchandise to the extent previously reported as Sales and Business Transacted;

          (k) the price allowed on all merchandise traded in by customers for credit to the extent the credit given is in excess of the value of the merchandise traded in, or the amount of credit for discounts and allowances made in lieu of acceptance thereof;

          (l) alteration workroom charges and delivery charges, if the amount of any such charge received by Tenant is not greater than Tenant's cost of providing the services and separately stated;

          (m) amount received from sales of "distressed", damaged, unreasonable, or absolute merchandise sold in bulk to buyers other than regular retail customers;

          (n)  any penalty charged by Tenant for a returned check;

          (o) reimbursement of the amount paid for minor services charges, such as postage or delivery expenses;

          (p) cash refunds made to customers in the ordinary course of business;

          (q) receipts from any public telephones, stamp machines or public toilet locks installed with Landlord's approval in areas not open to the public;

          (r) the amount of any license fee, or any city, county, state or federal sales taxes, so-called luxury taxes, consumers' excise taxes, gross receipts taxes, use taxes, entertainment and so-called "drop taxes", and other similar taxes now or hereafter imposed upon the sale of merchandise or services (including the playing of games), whether collected as a part of or separately from the selling price of merchandise or services and collected from customers and paid to such governmental entity;

          (s) sales of fixtures, equipment or property which are not Tenant's stock in trade;

          (t) fees paid by Tenant to credit card companies and/or banking institutions (to the extent previously reported as Sales and Business Transacted) in accordance with credit card purchases plans not a exceed [***] of the merchandise sales price and not to exceed a total of [***] of Tenant's Sales and Business Transacted in any single calendar year;

          (u) tips and gratuities passed through and/or paid directly to Tenant's employees;

          (v) telephone or other sales solicited or originated at the Premises but filled from a place other than the Premises; and

          (w) revenues received by third party caterers providing services at the Premises; and

          (x)  revenue from vending machine sales at the Premises.

     All sales that are filled at or from the Premises will be considered as made and completed therein, even though bookkeeping and payment of the account may be transferred to another place of collection. Each sale upon installment or credit shall be treated as a sale for the full cash price at the time of sale.

1(b) ..."upon ten (10) days" notice and in such a manner as to avoid unreasonably interfering with Tenant's business in the Premises and in no event more often than two (2) times in any five (5) year period during the Lease term"...

1(c) "Tenant shall not be required to maintain the books and records for longer than a twenty-four (24) month period."

1(d) ..."[***]"...

1(e) "Willful"...

1(f) "which noncompliance continues uncured for ten (10) business days after notice thereof"

1(g) ..."and such failure continues for twenty (20) days after written notice"...

1(h) "Notwithstanding the foregoing, none of the following shall be included in the definition of Common Area Maintenance and Operation Costs: any ground lease rentals; costs incurred by Landlord for the repair of damage to the Shopping Center to the extent that Landlord is reimbursed by insurance proceeds; costs, including permit, license and inspection costs incurred with respect to the installation of tenant improvements made for tenants in the Shopping Center or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for Tenant or other occupants in the Shopping Center depreciation and amortization, except on materials, tools, supplies, and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation and amortization would otherwise have been included in the charge or such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life; leasing commissions, attorney's fees and other costs and expenses incurred in connection with negotiations or disputes with prospective tenants of the Shopping Center or litigation to collect rent from tenants of the Shopping Center; costs incurred by Landlord for alterations which are considered capital improvements and replacements under generally accepted accounting principles, consistently applied; costs of a capital nature, including, without limitation, capital improvements, capital repairs, capital equipment and capital tools, all as determined in accordance with generally accepted accounting principles, consistently applied, except that the cost of parking lot resurfacing may be included in Common Area Maintenance and Operation Costs so long as the cost is amortized over the useful life of the improvement as reasonably determined by Landlord; expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged directly but which are not provided to another tenant or occupant of the Shopping Center; overhead and profit increments paid to


*** Confidential treatment requested.

     Landlord or to subsidiaries or affiliates of Landlord for services in the Shopping Center to the extent the same exceed the overhead and profit increments which would be paid to unaffiliated third parties on a competitive basis of the provision of such services and any management fee (whether paid to Landlord, its principals, any affiliate or subsidiary of Landlord or its principals, or any other party); interest, principal, points and fees on debt or amortization on any mortgage or any other debt instrument encumbering the Shopping Center, any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord or in the parking garage of the Shopping Center; all items and services for which Tenant or any other persons in commercial concessions operated by Landlord or in the parking garage of the Shopping Center; all items and services for which Tenant or any other tenant in the Shopping Center reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement, electric power costs for which any tenant directly contracts with the local public service company; tax penalties incurred as a result of Landlord's negligence or inability or unwillingness to make payments when due; costs incurred by Landlord due to the violation by Landlord or any other tenant of the terms and conditions of any lease of space in the Shopping Center; rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Shopping Center which is used in providing janitorial or similar services; any metro rail assessment (or equivalent); and any site characterization, investigation or remediation costs relating to any Hazardous Substances (as hereinafter defined).

     During the first full calendar year of the Lease Term, Tenant shall pay its actual Proportionate Share of the Common Area Maintenance Charge, estimated at [***] per square foot per year, provided, however, in no event shall Tenant's Common Area Maintenance Charge during the first full calendar year of the Lease term exceed [***]. Commencing with the second calendar year during the Lease Term, Tenant's Proportionate Share of the Common Area Maintenance Charge (excluding the costs of waste removal, security and utilities) shall not increase by more than [***] over the prior year's share, calculated cumulatively.

     Landlord and Tenant acknowledge and agree that during the first full calendar year of any renewal term that may be exercised by Tenant, Tenant shall pay its actual Proportionate Share of the Common Area Maintenance Charge and that, thereafter, during the respective renewal term, the Common Area Maintenance Charge (excluding the costs of waste removal, security and utilities) shall not increase more than [***] over the amount of the Common Area Maintenance Charge for the prior calendar year as prorated for any partial calendar year, calculated cumulatively.

     Provided that Tenant is not in default of any material covenant under this Lease beyond the applicable cure period. Tenant shall have a right to reasonably review supporting data for Landlord's bill for the Common Area Maintenance and Operation Costs and all other Additional Charges. In order to exercise its rights hereunder, Tenant shall, within twelve (12) months after any such statement is sent, deliver a written notice to Landlord requesting to review Landlord's records. Tenant shall pay to Landlord all amounts shown as being due to Landlord pursuant to Landlord's bill within thirty (30) days after receipt of such statement. The right of Tenant to audit any such bill may be exercised not more than twice in any [***] year period during the Lease term. Tenant acknowledges that Landlord maintains its Common Area Maintenance and Operation Costs and other records at its office in Memphis, Tennessee, and that any review pursuant to the provisions hereof shall occur at such location only during the months of May through October of any calendar year. Any review to be conducted pursuant hereto shall be conducted at Tenant's expense by Tenant or Tenant's certified public accountant compensated on a fixed fee basis only. Tenant acknowledges and agrees that any records reviewed pursuant to this paragraph constitute confidential information of Landlord and shall not be disclosed to anyone other than the accountants performing the review and the principals of Tenant who receive the results of the review. Any errors disclosed by the review of records under this paragraph shall be promptly corrected, provided however, that in the event Landlord disputes the results of Tenant's audit, Landlord shall have the right to designate a third party independent firm of certified public accountants compensated on a fixed fee basis only acceptable to Tenant to undertake another review of the records. The costs of such review shall be shared equally between Landlord and Tenant. In the event that the results of the review (taking into account, if applicable, the results of any additional review made by for a preceding period. Landlord shall, as Tenant's option, reimburse the amount of such overpayment to Tenant or credit such amount against Tenant's subsequent obligations to pay the Common Area Maintenance and Operation Costs or respective other Additional Charge. In the event that such results show that Tenant has underpaid its obligations for a preceding period, Tenant shall immediately pay the amount of underpayment to Landlord."

*** Confidential treatment requested.

1(i). "Notwithstanding anything to the contrary contained herein, during the first full calendar year of the Lease term, Tenant's Proportionate Share of the Real Estate Taxes and Assessments shall not exceed $0.77 per square foot per year contained in the Premises."

1(j).     ..."reasonable out-of-pocket"...

1(k). "notwithstanding anything to the contrary contained herein, Tenant shall not be responsible for any income tax assessed to Landlord."

1(l).     ..."the services of"...

1(m). "notwithstanding anything to the contrary contained herein, Tenant's Proportionate Share of insurance costs during the first full calendar year of the Lease term shall not exceed $0.25 per square foot contained in the Premises."

1(n).     ..."[***]"...

1(o). "Landlord acknowledges that it is the intent of this Lease that Tenant shall not be obligated to pay and Landlord shall pay any mitigation, discretionary, impact fees or hook-up or connection fees (except that portion of hook-up and connection fees that represents a reimbursement to the city or county, as appropriate, for the cost of sending its employees to connect the utilities for the Premises, which portion will be paid by Tenant)."

1(p).     ..."Saturday"...

1(q).     ..."11:00"...

2.        ..."10:00 p.m."...

3.        ..."11:00 a.m. to 9:00 p.m."...

4. "Landlord and Tenant acknowledge and agree that the aforesaid stated hours are minimum operating hours and that Tenant shall be permitted to operate for hours in excess of those stated, so long as any other tenant in the Shopping Center (including the movie theater) is open during such hours. Tenant shall be allowed from time to time to conduct group sales at which time all or a portion of the Premises will be temporarily closed to the public with the group sales activity occurring in the closed portion of the Premises. Conditioned on Tenant obtaining at Tenant's expense any required licenses or permits relating to the sale of alcoholic beverages, alcoholic beverages and other food may be served during group sales activities. Tenant shall be permitted to engage third party caterers to serve food at such group sales activities and agrees to use commercially reasonable efforts to use food service providers located within the Shopping Center to the extent such food service providers are reasonably competitive in price and the type of food served is comparable to that ordinarily served by Tenant during its group sales activities."

5. ..."except when unable to operate as a result of Force Majeure, in addition, Tenant shall have the right to close for business for non-corrective remodeling for up to thirty (30) days, no more often than once every three (3) years, for inventory up to three (3) nonconsecutive days per year, for any reason that would expose Tenant's employees, agent or invitees to an unreasonably high risk of physical injury or property damage, for the purpose of complying with applicable law, ordinance, order or other act of any judicial governmental or quasi-governmental authority, and for extenuating circumstances that do not constitute Force Majeure events up to one
          (1) day per month. Tenant failure to open shall not constitute a breach of the Lease without notice and in opportunity to cure."

5(a). ..."which failure shall continue for ten (10) days after written notice thereof"...

5(b).     "Subject to the provisions of Part 4 of the Lease Agreement"...

5(c).     ..."[***]"...

5(d).     ..."[***]"...

6. "It is agreed however, that the foregoing provisions shall be subject to the hours of operation prescribed by any governmental regulations or labor union contracts which may govern the operation or business of Landlord or Tenant."

*** Confidential treatment requested.

    7. "Landlord has arranged to provide parking for the Shopping Center consisting of spaces for up to 1,000 cars in the parking garage located across Third Street and connected to the Shopping Center by pedestrian bridge and owned by the City of Memphis. Under a parking validation program, customers of the Shopping Center making a minimum purchase of [***] will be permitted to park for [***] per hour for a maximum of [***] hours. Parking validation stickers or stamps (or another comparable validation indicator) will be available for purchase by Tenant at its option in order that it dispense them to its customers or will be available to customers themselves at a central location in the Shopping Center. Landlord agrees that the parking validation program shall be non-discriminatorily made available to all tenants in the Shopping Center on the same terms and the same price, except for the movie theater tenant which may have a different agreement. In addition, Landlord will provide free employee parking for Tenant's employees, at a surface parking lot off-site.

    8. "Landlord represents and warrants that as of the date of delivery of possession of the Premises, Landlord shall have good and marketable title to the Premises subject to (a) covenants, conditions, restrictions, casements, and rights of record, (b) the effect of any zoning laws of the city, county and state where the Project is located and (c) general and special Taxes not delinquent. Landlord covenants that Tenant will not be unreasonably interfered with as a result of any of the covenants, conditions, restrictions, easements and rights or record, provided Tenant is in compliance with the provisions of this Lease. Landlord represents and warrants that to the best of Landlord's knowledge, the Premises are in compliance with all applicable zoning ordinances and all mitigation plans applicable to the Premises have been satisfied. Notwithstanding anything to the contrary contained in this Lease, Landlord hereby represents and warrants to Tenant that Landlord has obtained a conditional use permit (or its equivalent) and all other zoning and other discretionary permits and approvals (i.e., all consents and approvals, other than a building permit ("the Building Permit"), conditioned only upon the submission of plans and specifications which comply with applicable building codes and the payment of statutory building permit fees necessary to permit the construction of the Premises and all improvements to be constructed therein or as a part thereof by Landlord and Tenant as contemplated in this Lease (collectively the "Discretionary Approvals") and the use of the Premises by Tenant as permitted under this Lease."

    9. ...", except to the extent the foregoing are generated from the normal operations associated with the automobile racing car ride simulators in compliance with the use set forth in Part 5 of the Lease Agreement (including, for example, the noise made by the track announcer)"...

   10. "Landlord hereby consents to Tenant's use of hydraulic oil in connection with the operation of the automobile race car driving simulators and cleaning and office products customarily used in retail or office premises so long as such materials are used, handled, stored, and disposed of in accordance with applicable laws. Tenant shall be permitted to install, maintain and operate one or more vending machines and pay telephones within the Premises."

   11. "Notwithstanding the foregoing, Landlord shall not materially impair or allow any other party to materially impair public access to the Premises or the visibility of the Premises and/or Tenant's signage from the Common Areas of the Shopping Center (e.g., Landlord shall not and Landlord shall not permit any other tenant to construct signage that would unreasonably impair the visibility of Tenant's signage, or place or permit the placement of any kiosk, structure or other physical item within twenty-five feet (25') of the storefront of the Premises). Furthermore, in the event that Landlord uses or permits any other party to use any portion of Common Areas for a special event, Landlord will take all necessary steps to ensure that such use does not prohibit or materially impair access to the Premises by patrons of the Shopping Center. Landlord agrees that Tenant's name shall be present on the directional signage for the Shopping Center, and further, that pending the approval of the applicable governmental authorities, Tenant shall have signage as reasonably approved by Landlord on the pedestrian bridge to the Shopping Center facing Second Street. Landlord and Tenant shall work together in good faith to devise mutually acceptable signage for the storefront and the pedestrian bridge, which sign specifications shall be approved pursuant to the terms of Exhibit C attached hereto and made a part hereof.

          Notwithstanding anything to the contrary contained herein, Landlord agrees that, pursuant to plans and specifications submitted to and approved by Landlord, Tenant shall be permitted to install a portion of a stock car into the storefront facade, and may locate a stock car in the Common Areas, subject to Landlord's approval as to location and means of installation"

   12.    "which consent shall not be unreasonably withheld or delayed"...

*** Confidential treatment requested.

12(a). "Without Landlord's consent (but with notice to Landlord), Tenant shall have the right to assign its rights under this Lease or to sublet all of the Premises to (a) any person or entity which is a parent, subsidiary, general partner, limited partner, member (or constituent owner of such general or limited partner) of Tenant or (b) any corporation or other entity into which or with which Tenant merges or consolidates. Additionally, without Landlord's consent (but with notice to Landlord), Tenant shall have the right to sell, assign or otherwise transfer all or a portion of any share of stock, partnership interests, limited liability company membership interests, or other ownership interests in Tenant resulting in a change in the effective control of Tenant (i) in connection with any public offering of stock in Tenant or (ii) by, between or among any partners, members, owners, limited partners or other persons or entities having an ownership interest in Tenant.

          Without Landlord's consent, Tenant shall have the right to assign its rights under this Lease or to sublet or license all or a portion of the Premises to any person or entity acquiring at least all or substantially all of the assets of Tenant operating under the same trade name of Tenant as of the date of such transfer, provided that in any such event, (i) if the transferee has a net worth equal to the lesser of the [***] as of the execution of the Lease or [***]. Tenant shall be relieved of all obligation or liability which arises under the Lease after the date of such assignment, or (ii) if the transferee does not have a net worth equal to lesser of the [***] as of the execution of the Lease or [***], Tenant shall remain liable for all obligation or liability which arises under the Lease after the date of such assignment. Any assignment under this paragraph shall require thirty (30) days prior written notice together with the following information: (i) the name, (ii) the financial and operating experience history, and (iii) any other information reasonably appropriate, concerning the proposed transferee and its officers, directors, owners and employees."

12(b). "In the event of Tenant's request for consent to assign or sublease, Landlord shall notify Tenant in writing of its granting or, denial of consent within fifteen (15) days of receipt of Tenant's request and the receipt of the foregoing information accompanied by specific reasons for its decision in the event Landlord denies consent. Failure of Landlord to notify Tenant within such time frame shall be deemed Landlord's approval of such request. Notwithstanding anything to the contrary contained herein, in the event of a subletting or assignment to which Landlord consents and the transferee has a net worth equal to at least [***], Tenant shall be relieved of all obligation or liability which arises under the Lease after the date of such assignment."

12(c). "Notwithstanding anything to the contrary contained in this Lease (including, without limitation, the immediately foregoing sentence), in the event that any rent in excess of that owing by Tenant to Landlord under this Lease is payable by an assignee or sublessee of Tenant, from such excess rent, Tenant shall be entitled to recover all costs and expenses incurred by Tenant in effecting such assignment or sublease, including, without limitation, brokerage commissions and fees, legal and other professional costs, tenant improvement allowances paid by Tenant to such assignee or sublessee and other costs of constructing or installing tenant improvements for such assignee or sublessee as well as the unamortized costs of constructing Tenant's leasehold improvements to the extent such costs were not paid by Landlord."

12(d).    ..."in an amount not to exceed [***]"...

13.       ...", but not the obligation,"...

14. ..."and close up to thirty (30) days therefor no more often than once every three (3) years"...

15. "After giving Landlord notice of its intention to do so, Tenant may, from to time after completion of all work in accordance with Exhibit
          C. make such permanent and nonstructural alterations, replacements, additions, changes and/or improvements (collectively referred to in this Lease as "Alterations"; provided, however, the term "Alterations" shall not include strictly cosmetic changes such as changing the carpeting or painting within the Premises) to Tenant's Work previously completed in accordance with Exhibit C or prior Alterations as Tenant may find necessary or convenient for its purposes, provided that: (i) any such Alterations which are structural or on the exterior or affect the storefront of the Premises may not be made without Landlord's prior written consent; (ii) the value of the Premises is not thereby diminished; and (iii) no Alterations costing in excess of [***] for any one work of improvement, or in excess of [***] in the aggregate for multiple works of improvement during any period of twelve (12) consecutive months during the Lease Term, may be made without obtaining the prior approval of Landlord, which Landlord may withhold in its reasonable discretion."

*** Confidential treatment requested.
                                       6

16.    "Notwithstanding anything to the contrary contained in this Lease"...

17. "Except for such loss or damage as results from Landlord's negligence or intentional misconduct, or that of its employees or agents,"...

17(a). ... "except for such injury or damage as results from Landlord's negligence or intentional misconduct, or that of its employees or agents.

       Landlord shall indemnify and hold harmless Tenant from all liability for injury or damage to any person(s) or property occurring on or about the Common Areas of the Building, or arising out of any accident in the Common Areas of the Building (including all costs, expenses and reasonable attorney's fees incurred by Tenant in defense of any such claims), unless such injury or damage results from the negligence or intentional misconduct of Tenant, its employees, agents, subtenants or assignees."

18. "Landlord represents and warrants that Tenant's Permitted Use as set forth in Part 5 of the Lease will not in any way violate the terms of this Section 6 and nothing in this Section 6 shall in any way limit such Permitted Use or require Tenant to compensate Landlord for increased insurance rates under this Section 6 as a result of Tenant's use of the Premises for the Permitted Use."

19. "Notwithstanding anything to the contrary contained herein, Landlord shall make any such repairs necessitated by the negligence or willful misconduct of Landlord, its employees or agents."

19(a). ... "of Landlord's getting all approvals and permits"...

19(b). ... "and Landlord elects not to repair and does not repair"...

19(c). ... "the cost of which repair would exceed [***] and Landlord elects not to repair and does not repair,"...

19(d). ... "the cost of which repair would exceed [***] and Landlord elects not to repair and does not repair"...

20. ... "by notice to Tenant given within sixty (60) days after the occurrence,"...

20(a). "Notwithstanding anything to the contrary contained herein, in the event
       Landlord has not terminated the Lease pursuant to the foregoing provisions, but has not completed its restoration or rebuilding of the Premises by the date that is two hundred seventy (270) days from the date of the occurrence, Tenant may terminate this Lease on written notice to Landlord given by the date that is three hundred ten (310) days from the date of the occurrence."

20(b). "If this Lease is not terminated pursuant to the provisions of the foregoing paragraph,"...

20(c). ... "shall"...

20(d). "(subject to Tenant's right to go dark pursuant to the provisions of Part 4 hereof)"...

20(e). ... "has not commenced within sixty (60) days after the date of the damage or destruction to restore or repair the Premises and proceeded to complete such repairs or restoration of the Premises within one hundred eighty (180) days after obtaining a building permit,"...

20(f). ... "Tenant"...

20(g). ... "within sixty (60) days after failure to meet the foregoing requirement"...

20(h). "Notwithstanding the foregoing, in the event Tenant in its reasonable judgment determines that the Premises are not suitable for Tenant to operate within the Premises, Minimum Rental, Percentage Rental and Additional Charges shall be fully abated until such restoration or repair shall be completed."

20(i). ... "as soon as reasonably possible"...

20(j). ... "and if Landlord elects not to rebuild and Landlord does not rebuild, then Landlord may"...

21.    "Subject to the provisions of Article 2, Section 2 hereof,"...

*** Confidential treatment requested.

21(a). "Notwithstanding anything to the contrary contained herein, Landlord agrees that in no event shall Tenant be obligated to pay more for utilities than it would be obligated to pay directly to the utility company providing the service."

22. "Landlord shall use reasonable efforts to mitigate its damages and to relet the Premises to another tenant."

23.       "Subject to the provisions of Article 5 hereof," ...

24.       ... "[***] of" ...

25. "Within ninety (90) days after the closing of any mortgage financing on the Shopping Center, Landlord shall obtain from its lender and deliver to Tenant a recordable, nondisturbance agreement in form and substance reasonably acceptable to Tenant and have the same recorded in the Office of the Shelby County Register. Landlord represents and warrants that the terms of the Ground Lease state that any termination of the Ground Lease shall be subject to the terms of any subleases made by the lessee thereunder so long as the respective sublessee is in compliance with its lease and attorns to the Memphis Center City Revenue Finance Corporation, as lessor. Landlord acknowledges that Tenant is deemed to be a sublessee under the Ground Lease."

26. "Notwithstanding the foregoing, Landlord acknowledges and agrees that Tenant has submitted, and Landlord has approved Tenant's preliminary design plans for the storefront and signage for the Premises (which designs are attached hereto as Exhibit E), and documents detailing Tenant's concept. If Tenant desires to make any changes to the storefront and/or the exterior signage preliminary design plans attached hereto as Exhibit E, such changes shall be submitted to Landlord for approval by Landlord, which approval shall be in Landlord's reasonable discretion if such changes are generally consistent with the previously approved preliminary design plans of Tenant, and in Landlord's sole discretion if such changes are not generally consistent with the previously approved preliminary design plans of Tenant."

27. "Landlord acknowledges that Tenant is a licensee under a license agreement with NASCAR, and therefore, agrees that all use of the NASCAR trade name (including both signage and advertising) shall remain subject to the review and approval of the licensor to the extent required under said license agreement."

28.       ... ", in Tenant's reasonable judgment," ...

28(a).    ... ", Percentage Rental" ...

28(b).    ... "equitably based on the effect on Tenant's business operations"...

28(c). "Tenant shall have the right to seek a separate award for the loss of business and damage to or loss of trade fixtures."

29.       "Subject to the provisions of Article 2, Section 7 hereof," ...

30. Landlord warrants and represents that, to the best of Landlord's knowledge, any use, storage, treatment, or transportation of Hazardous Substances that has occurred in or on the Premises prior to the date hereof has been in compliance with all applicable federal, state and local laws, regulations or ordinances. Landlord additionally warrants and represents that, to the best of Landlord's knowledge, no release, leak, discharge, spill, disposal or emission of Hazardous Substances has occurred in, on or under the Premises, and the Premises are free of Hazardous Substances as of the date hereof.

          Landlord agrees to indemnify and hold harmless Tenant from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, any and all sums paid for settlement of claims, attorney's fees, consultant and expert fees) arising during or after the Lease term from or in connection with the presence or suspected presence of Hazardous Substances in or on the Premises, unless the Hazardous Substances are present as a result of the negligence, willful misconduct, or other acts of Tenant, Tenant's agents, employees, contractors or invitees. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision, unless the Hazardous Substances are present as a result of the negligence, willful misconduct, or other acts of Tenant, Tenant's agents,

*** Confidential treatment requested
          employees, contractors or invitees. This indemnification shall specifically include any and all costs due to Hazardous Substances that flow, diffuse, migrate, or percolate into, onto or under the Premises after the Lease term commences.

31. ... "if the transferee expressly assumes all of Landlord's liabilities and obligations under this Lease."

31(a). ... "within a period of thirty (30) days after the expiration of Landlord's applicable notice and cure period."

32.       ... "reasonable"...

32(a). ... "pursuant to a system whereby Tenant's actual use of a shared dumpster is measured"...

32(b). "Landlord shall notify Tenant prior to Tenant's commencement of Tenant's Work of any such installations and/or other safeguards that (to Landlord's actual knowledge regarding applicable fire, safety and building codes and regulations; to Landlord's best knowledge regarding safeguards that Landlord's insurance underwriters require) Tenant will be required to perform or construct in order to comply with this clause (ii)."

33. "Tenant shall have the right to install and maintain on the roof of the Shopping Center one (1) satellite dish for Tenant's communications and data transmission network, subject to the terms and provisions of the Satellite Dish License Agreement between Landlord and Tenant of even date herewith."

34. "Landlord represents and warrants that Tenant's Permitted Use as set forth in the Lease does not violate this clause (x) does not limit Tenant's right to carry on the Permitted use in the Premises."

35. "Tenant shall not be deemed to be in default under this provision unless Tenant fails to provide the same within five (5) business days after receiving a written request therefor from Landlord."

36. "Landlord represents and warrants that Tenant's Permitted Use as set forth in the Lease does not violate this clause (xiii) does not limit Tenants right to carry on the Permitted use in the Premises."


LANDLORD:                                         TENANT:
PEABODY PLACE CENTRE, L.P.                        SILICON ENTERTAINMENT, INC.
By: Peabody Place, Inc., General Partner



BY: /s/ MORRIS I. THOMAS                          BY: /s/ ILLEGIBLE
    -----------------------------------------         -----------------------
     Morris I. Thomas, Vice President


BY: /s/ JACK A. BELZ
    -----------------------------------------
     Jack A. Belz, President


HOTEL PEABODY, L.P.
By: Perim Corp., General Partner


BY: /s/ JIMMIE D. WILLIAMS
    -----------------------------------------
    Jimmie D. Williams, Senior Vice President

                         EXHIBIT "C" - WORK TO BE DONE

                     PEABODY PLACE CENTRE, L.P. - LANDLORD

                      SILICON ENTERTAINMENT, INC. - TENANT

     The Tenant leases Premises in an "AS IS" condition and agrees to make all improvements at its expense, including compliance with any ADA and handicap requirements except that Landlord shall make those improvements as shown on the attached Exhibit C Plans and Specifications.

     The Tenant Allowance shall be disbursed in draws no more frequently than once per month. Each draw shall be funded within [***] days after Landlord's receipt of a draw request in an amount equal to [***] of the total draw request which shall be submitted together with invoices for the amount actually expended up to that point and partial lien waivers from the applicable contractors and suppliers. The balance of the Tenant Allowance (the remaining [***] shall be funded provided that Tenant is not in default herein beyond any applicable cure period, within [***] days after the later of (i) Tenant opening for business in the Premises; (ii) Tenant completing its improvements, and (iii) Tenant providing to Landlord lien waivers from its general contractors, major subcontractors and suppliers involved in the implementing of Tenant's leasehold improvements. In the event the actual cost of Tenant's leasehold improvements is less than Tenant Allowance, Landlord shall credit the difference between the Tenant Allowance and the actual cost of the leasehold improvements, as amortized over the full term of the Lease against the first payment of Minimum Rental due pursuant to the terms of this Lease. In no event shall Landlord's cost exceed $390,000.00. In the event that Landlord fails to fund the Tenant Allowance in accordance with the aforesaid provisions and such failure continues for thirty
(30) days after written notice thereof, Tenant shall be permitted to offset such amount against Minimum Rental and Additional Charges due hereunder; provided that in the event Landlord in good faith disputes that the Tenant Allowance is then due or in good faith asserts that Tenant is in default hereunder, Tenant shall not be permitted to so offset the amount of the Tenant Allowance in question.

                                 LANDLORD: PEABODY PLACE CENTRE, L.P.
                                       BY: PEABODY PLACE, INC. (General Partner)

                                          By:  /s/ MORRIS I. THOMAS
                                             ----------------------------------
                                               Morris I. Thomas, Vice President

                                          By:  /s/ JACK A. BELZ
                                             ----------------------------------
                                               Jack A. Belz, President

                                          HOTEL PEABODY, L.P.
                                          By: Perim Corp., General Partner

                                          By: /s/ JIMMIE D. WILLIAMS
                                             ----------------------------------
                                              Jimmie D. Williams;
                                              Senior Vice President

                                  TENANT: SILICON ENTERTAINMENT, INC.

                                          By:  /s/ [ILLEGIBLE]
                                              ---------------------------------
                                          Its:  Vice President
                                              ---------------------------------


*** Confidential treatment requested.

                                  EXHIBIT "C"
                                WORK TO BE DONE

                                 PEABODY PLACE
                          RETAIL/ENTERTAINMENT ELEMENT
                         NASCAR SILICON MOTOR SPEEDWAY


                                LANDLORD'S WORK

A.   Structure

     1. Frame, etc.: The structural frame, columns, beams, floor and roof slabs shall be constructed with incombustible framing, and the floor and roof slabs shall be designed to carry live loads of 75 pounds per square foot. Roofs will be insulated roof deck construction. Exterior walls above grade will be concrete block, Precast panels, and/or suitable members, with ties for anchorage of exterior veneers such as brick, EIFS, stone and other suitable materials. If any load are applied to the roof or structural areas of the building which, in the opinion of Landlord shall be considered excessive, any costs for handling these structural changes shall be done by Tenant.

     2. Space heights: The minimum clear height measured between the floor slab and the underside of steel joints shall generally be as follows: Sales Area 14' and Stock Areas 14'. Landlord reserves the right to install mechanical, electrical, and plumbing systems in Tenant spaces as needed.

B.   Store Fronts

     The Landlord will provide a rough opening for storefront (provided by Tenant) in accordance with the criteria and the general plan of the Shopping Center as determined by the Landlord and prepared by the Landlord's designated representative.

C.   Demising Frames

     Landlord will provide metal studs, two feet on center from finished floor to the underside of the roof deck, or an unfinished concrete block wall, as determined by the Landlord.

D.   Interior Finish

     Floor: All floors will be concrete with smooth cement finish.

E.   Rear Service Doors/Hardware

     The Landlord will provide a rear service door in a location acceptable to Tenant as a means of egress in accordance with the general plan of the Shopping Center as determined by the Landlord and prepared by the Landlord's architect and/or if required by any building code.

F.   Utilities and Plumbing

     The Landlord will provide stubbed utility services essentially as outlined below as indicated on the general plan of the Project as prepared by the Landlord's architect and/or engineer. Refer to item G for electrical and telephone service.

     a. Domestic water line (1") will be provided above the ceiling with a single valve for tenant connection.

     b. The cost of metering of the water service if required by the Landlord will be the responsibility of the Tenant.

     c. Sanitary sewer line for main level (slab or grade) Tenants will be provided below finish floor in a "leave out" located by the Landlord. Sanitary sewer lines for second level Tenants will be located in the ceiling area of the space below. Coring of the slab will be the responsibility of the Tenant after receiving written approval from both the Landlord and engineer regarding location of the coring. The Tenant is also responsible for coordinating with the tenant below the coring and correction to the sanitary sewer line.

     d. Gas service (if applicable) will be separately metered. For restaurants, an additional gas connection point will be located within the premises.

G.   Electrical

     The Landlord will provide the main electrical service for the Project to a central room. An empty conduit of sufficient size shall be provided to a designated point of entry in the Leased Premises as indicated on the general plan of the Project prepared by the Landlord's architect. An empty 1 inch conduit to the Leased Premises shall be provided for telephone service. Power and data surge protection is the responsibility of the Tenant.

H.   Sprinklers (if applicable)

     The Landlord will provide sprinklers on a fourteen foot by fourteen foot grid pattern (modification by Tenant).

I.   Utility Meters

     Tenant is responsible for applying and paying for all utility meters.

J.   Heating And Air Conditioning

     The Landlord will furnish closed loop condenser water supply and return piping maintained at a temperature between 60 degrees and 90 degrees F. These services shall be sufficient to allow the Tenant's water source heat pump to provide cooling at a level mutually acceptable to Landlord and Tenant not to exceed one (1) ton for every 200 square feet of leasable area.

     The Landlord will provide outside air at the rate of 0.3 CFM/FT to the space in accordance with the 1988 International SOCA Code for retail space.


                                 TENANT'S WORK

Landlord's Work is limited to the work herein above described and excludes work described as Tenant's Work. All work not specifically listed above as Landlord's Work is Tenant's Work.

Tenant's Work shall include all other necessary improvements to operate Tenant's business at Tenant's expense. The plans and specifications and the detail and design shall be subject to the written approval of Landlord's architect.

A.   CONSTRUCTION

     1. Landlord will provide Tenant, when preliminary plans have been prepared by Landlord's architect, with scale drawings, showing the general features of the leased premises.

     2. In developing the working drawing, Landlord reserves the right to make such necessary reasonable changes and adjustments which are the result of detailed technical development of the preliminary studies so long as Landlord notifies Tenant in a reasonable manner and does not materially alter the design of the Tenant's premises.

     3. Tenant shall have the right to substitute more expensive items than normally provided by Landlord hereunder, in which event Tenant shall complete such items at Tenant's cost, and Landlord shall give Tenant an allowance based upon the cost of the item Landlord would have been required to complete. All such work performed by Tenant shall be subject to the approval of Landlord's architect.

     4. Tenant shall submit detailed plans and specifications (all in triplicate) to Landlord for Landlord's review. Landlord may require changes to plans and specifications prior to approving same. Tenant shall make such changes, if any, as Landlord requires. Tenant shall not receive possession of the leased premises nor begin construction without first receiving Landlord's written approval of final plans and specifications.

     5. Tenant shall bear the cost of all structural supports necessary for Tenant Storefront work. Tenant shall not use building structure or demising walls to support Tenant construction, including automatic grills without the written approval of Landlord.

     6. All Tenant construction work must be coordinated with Landlord's Program Manager before and during construction.

                                   EXHIBIT E


                               SPECIAL CONDITIONS
                   COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS


SECTION 1. GOVERNMENTAL COMPLIANCE. The Tenant agrees to comply with all applicable federal, state and local governmental requirements, including, but not limited to, those listed in these Special Conditions, and agrees to furnish to the Landlord documentation of said compliance from time to time upon request. The provisions of these Special Conditions are intended to be applicable only to the extent required by federal, state or local law, and to the extent not so required shall not be subject to enforcement.

SECTION 2. CONTRACTORS BOUND. To the extent required by law, the Tenant will cause these Special Conditions to be inserted in all contracts and subcontracts for construction or installation of tenant improvements for the Premises ("Tenant Build-Out"); provided that the provision regarding Sections 3 and 4 (except with regard to handicapped persons) shall not apply to contracts and subcontracts for commercial supplies of raw materials when said contract or subcontract is less than Ten Thousand Dollars ($10,000.00). Any failure to insert any of these Special Conditions shall in no way modify the applicability of the statutes or regulations described in these Special Conditions to any contractor.

SECTION 3. PROJECT AREA EMPLOYMENT AND CONTRACTING. With respect to Tenant Build-Out, Tenant agrees, to the greatest extent feasible, to provide opportunities for training and employment of lower-income persons residing with the Project Area (herein defined as the City of Memphis) and to award contracts for work to eligible business concerns which are located in, or owned in substantial part by persons residing in, the Project Area.

SECTION 4. NON-DISCRIMINATION IN EMPLOYMENT. During the performance of the Tenant Build-Out, the Tenant will require its contractors to comply with the following:

     (a) The contractor will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin. The contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex or national origin. Such action shall include, but not be limited to, the following: employment, upgrading, demotion, or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training; including apprenticeship. The contractor will post in conspicuous places, available to employees and applicants for employment, the attached notice setting forth the provisions of this non-discrimination clause.

     (b) The contractor will, in all solicitations or advertisements for employees placed by or on behalf of the contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex or national origin.

     (c) The contractor will send to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding, a notice advising the labor union or workers' representative of the contractor's commitment under Section 202 of the Executive Order No. 11246 of September 24, 1965, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

     (d) The contractor will comply with all provisions of Executive Order No. 11246 of September 24, 1965, and the rules, regulations and relevant orders of the Secretary of State.

     (e) The contractor will furnish all information and reports required by Executive Order No. 11246 of September 24, 1985, and by the rules, regulations and orders of the Secretary of Labor, or pursuant thereto, and will permit access to its books, records, and accounts by the Tenant, the City of Memphis, U.S. Department of Housing and Urban Development (HUD), and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations and orders.

     (f) In the event of the contractor's noncompliance with the non-discrimination clauses of the contract or with any of such rules, regulations, or orders, the contract may be canceled, terminated or suspended in whole or in part, and the contractor may be declared ineligible for further Government contracts in accordance with procedures authorized in Executive Order No. 11246 of September 24, 1965, and such other sanctions may be imposed and remedies invoked as provided in Executive Order 11246 of September 24, 1965, or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

     (g)  The contractor will include the provisions of paragraphs (a) through
(f) in every subcontract or purchase order unless exempted by rules, regulations, or orders of the Secretary of Labor issued pursuant to Section 204 of Executive Order No. 11246 of September 24, 1965 (Section 204 of the Order), so that such provisions will be binding upon each subcontractor or vendor. The contractor will take such action with respect to any subcontract or purchase order as may directed by the Secretary of Labor as a means of enforcing such provision, including sanctions for noncompliance; provided, however, that in the event the contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction, the contractor may request the United States to enter into such litigation to protect the interest of the United States.

SECTION 5. USE OF UDAG AND CDBG FUNDS. If any funds provided by the City of Memphis to the Landlord pursuant to the Urban Development Action Grant ("UDAG") or Community Development Block Grant ("CDBG") programs of the U.S. Department of Housing and Urban Development ("HUD") are made available, as part of any construction allowance or otherwise, for any of the Tenant's leasehold improvements, such funds shall only be used for non construction items as specifically approved by the Landlord. To assure compliance with this provision, the Landlord shall have the right to review and approve all contracts for such leasehold improvements prior to their execution.

SECTION 6. NON-DISCRIMINATION CONCERNING UDAG AND CDBG FUNDS. The Tenant will comply with Section 109 of the Housing and Community Development Act of 1974, as amended, (the "Act") to insure that no person shall on the ground of race, color, national origin, sex, age (under the Age Discrimination Act of 1975) or handicap (otherwise qualified handicapped persons under Section 504 of the Rehabilitation Act of 1973) be excluded from participating in, be denied the benefits of, or be subject to discrimination under any program or activity funded in whole or in part with UDAG or CDBG funds.

SECTION 7. GOVERNMENT ACCESS TO RECORDS. The Landlord, the City of Memphis, HUD, the Comptroller General of the United States, or any of their duly authorized representatives shall have access to any books, documents, papers and records of the Tenant and its contractors which are related directly to the receipt or disbursement of UDAG or CDBG funds for the purpose of making audit, examination, excerpts, and transcriptions.

SECTION 8. PROHIBITION AGAINST USING INELIGIBLE CONTRACTORS. The Tenant agrees that no UDAG or CDBG funds shall be used directly or indirectly to employ, award contracts to, or otherwise engage in the services of, or fund any contractor or subcontractor during any period of debarment, suspension, or placement in ineligibility status of such contractor or subcontractor under the provisions of 24 CFR Part 24.

SECTION 9. AGE DISCRIMINATION REQUIREMENTS. The Tenant agrees to comply with the Age Discrimination Act of 1975 (42 U.S.C. 6101 et seq.) which prohibits discrimination on the basis of age and applies to participation in any program or activity funded in whole or in part with UDAG or CDBG funds.

SECTION 10.  REHABILITATION ACT REQUIREMENTS.  The Tenant agrees to comply with
Section 504 of the Rehabilitation Act of 1973 (29 U.S.C. 794) and implementing regulations found in 24 CFR Part 8. These regulations concern discrimination against an otherwise qualified handicapped person who seeks to participate in or receive benefits from an activity funded in whole or in part with UDAG or CDBG funds.

SECTION 11. POLLUTION PROHIBITIONS. The Tenant agrees to comply with any and all local, state and federal statutes and regulations protecting the environment from pollutants generated by the Tenant's activities.

SECTION 12. CONFLICT OF INTEREST. Except for approved eligible administrative or personnel costs, no person who is an employee, agent, consultant, officer, elected official, or appointed official of the City of Memphis or of any designated public agencies or sub-recipients (neighborhood-based non-profit organization, local development corporation, or Section 301(d) Small Business Investment Company) receiving UDAG or CDBG monies, who exercises or has exercised any functions or responsibilities with respect to the Peabody Place project who is in a position to participate in a decision making process or gain inside information with regard to the Peabody Place project, may obtain a personal or financial interest or benefit from the activity, or have any interest in any contract, subcontract or agreement with respect thereto, or the proceeds thereunder, either for themselves or those with whom they have family or business ties, at any time during or after such person's tenure. (However, upon the written request of the City, HUD may grant an exception to the conflict of interest provisions stated above on a case-by-case basis when it determines, consistent with the requirements of 24 CFR 570.611 (48 Federal Registor 186, pages 43571-72, 9-23-83), that such an exception would serve to further the purposes of the Act, and the effective and efficient administration of the City's program or project.)

SECTION 13. REPORTING REQUIREMENTS. Upon written request from the Landlord, the Tenant shall provide the Landlord all information within its control regarding this Lease and the performance thereof that is necessary for the Landlord to satisfy its reporting requirements to the City of Memphis regarding the Peabody Place project. This information shall include the total capitalizable cost of all tenant improvements, the number of permanent employment positions at the Premises, and the number of such positions filled by minority persons and persons who meet the HUD definition of low and moderate income (80% of area median income, adjusted for family size). In addition, the Tenant understands that the Landlord has entered into an agreement with the City of Memphis that requires the Landlord to (i) use its best efforts to assure that at least fifty-one percent (51%) of the initial permanent employment opportunities (computed on a full-time equivalent basis) for the Element E portion of the Peabody Place project will be held by, or will be available to, persons who, at the time of their employment, qualify as low or moderate income, and (ii) development and implement procedures acceptable to the City of Memphis whereby its tenants participate in the effort to employ low to moderate income persons. The Tenant agrees to fully cooperate with the Landlord, consistent with commercially reasonable business practices, in the Landlord's efforts to achieve this employment objective.

                                  EXHIBIT "F"
                           EXCLUSIVE USE RESTRICTIONS


1. No movie theater shall be operated in the Shopping Center except for that operated pursuant to the Lease dated April 17, 1997 by and between Peabody Place Centre, L.P. and Muvico Entertainment, LLC.

2.  Jilliana's of Memphis, TN, Inc.

     "No other leased space within the Shopping Center shall: (i) have more than two (2) billiard tables; (ii) be a sports bar (which for purposes hereof shall be defined as being a bar or restaurant having more than five (5) televisions exhibiting sports events); (iii) have any bowling facilities; or (iv) have a dance floor in excess of twenty percent (20%) of the floor area of such space (or a maximum 5000 square foot dance floor). Notwithstanding anything to the contrary contained herein, the foregoing restrictions shall not apply to another tenant's space whose ordinary use involves the presence of not more than two (2) video games."

                              MEMORANDUM OF LEASE

     THIS LEASE, made and entered into as of the ___ day of ____________, 1999 by and between PEABODY PLACE CENTRE, L.P., a Tennessee limited partnership, hereinafter referred to as "Landlord", and SILICON ENTERTAINMENT, INC., a ______ corporation, hereinafter referred to as "Tenant".

                                  WITNESSETH:

     For and in consideration of One Dollar ($1.00) and other valuable consideration paid and to be paid by the Tenant to the Landlord, the Landlord does demise and let unto Tenant and the Tenant does lease and take from the Landlord, upon the terms and conditions and subject to the limitations more particularly set forth in a certain agreement between the Landlord and Tenant, bearing even date herewith, to which Agreement reference is hereby made for all of the terms and provisions thereof, which terms and provisions are made a part hereof as fully and particularly as if set out verbatim herein, the premises situated in the City of Memphis, County of Shelby, State of Tennessee, consisting of land, together with improvements placed and/or to be placed thereon, and more particularly described as follows:

     A retail space containing approximately 6,000 square feet located within the Peabody Place Retail Entertainment Center and further municipally described as Memphis, Shelby County, Tennessee.

     TO HAVE AND TO HOLD the above demised premises unto the Tenant for the period of ten (10) years, commencing on the first day of _____ and ending on the last day of the previous month ten years thereafter.

     Provided that Tenant is not in default under the Lease beyond any applicable notice and cure period and has not ceased operating for business in the Premises in accordance with Part 7 of the Lease, subject, however, to Tenant's right to go dark pursuant to Part 4 of the Lease, for a period in excess of thirty (30) days. Tenant shall have the exclusive right to occupy and operate a business within the Shopping Center (including, without limitation, the Common Areas of the Shopping Center) for the installation and operation of automobile racing car ride simulators (including motion-based simulators) and, so long as Tenant retains the right to use the NASCAR name and uses at least 500 square feet of its sales floor area for the sale of the merchandise hereinafter described, for the sale of NASCAR-branded merchandise and other merchandise related to NASCAR (including, without limitation, NASCAR videos, pictures, CD-Roms, DVD's and other media and other such audio/visual items featuring NASCAR racing) and for the sale of NASCAR Silicon Motor Speedway-branded merchandise and Silicon Motor Speedway-branded merchandise ("Tenant's Exclusive Use"). Notwithstanding the foregoing, other tenants in the Shopping Center may sell NASCAR-branded merchandise and other merchandise related to NASCAR, other than apparel, so long as such use is incidental to such tenants' primary use of their respective premises. For purposes hereof, an "incidental" use shall mean that not more than one hundred (100) square feet within such tenant's sales area shall be devoted to the sale of such merchandise comprising the "incidental" use.

     It is agreed and understood that if the Tenant shall make certain improvements to the demised premises, Tenant shall, in making such improvements, act solely for its own benefit and not as an agent of Landlord and that Landlord's interest in the demised premises the building of which the demised premises are a part, and the overall development of which the demised premises are a part, shall not be subject to any mechanical, furnishers or materialmen's liens. Landlord does not consent to any contract for labor or materials within the context of Section 66-11-108 et seq., Tennessee Code Annotated out of which any such liens might arise. No contract for labor or material will be contracted for by Tenant except with the express stipulation that any lien arising therefrom shall not attach to Landlord's fee interest, but only is Tenant's leasehold interest in the demised premises, building, or in the overall development of which the demised premises is a part. Tenant shall defend and save harmless Landlord from any and all loss, cost or expense, including attorneys' fees, based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of Landlord in the demised premises or under the terms of the Lease. Tenant shall discharge by payment or furnish to Landlord a satisfactory bond pursuant to statutory procedures any lien arising out of work performed or materials furnished on the demised premises by, through or under Tenant within thirty
(30) days after the filing of same.

     IN WITNESS WHEREOF, the parties through their duly authorized officers, have executed this instrument, this the day and year first above written.

LANDLORD: PEABODY PLACE CENTRE, L.P.         TENANT: SILICON ENTERTAINMENT, INC.
BY:  PEABODY PLACE, INC. (General Partner)

By:  /s/ MORRIS I. THOMAS                    By:  /s/ [ILLEGIBLE]
     ----------------------------------           ------------------------
     Morris I. Thomas, Vice President

By:  /s/ JACK A. BELZ                        Its: Vice President
     ----------------------------------           ------------------------
     Jack A. Belz, President


HOTEL PEABODY, L.P.
By:  Perim Corp., General Partner


By:  /s/ JIMMIE D. WILLIAMS
     -----------------------------------------
     Jimmie D. Williams, Senior Vice President

STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, a Notary Public of the State and County aforesaid, personally appeared JACK A. BELZ AND MORRIS I. THOMAS, PRESIDENT AND VICE PRESIDENT, respectively, of PEABODY PLACE, INC., a Tennessee corporation, said corporation is the general partner of PEABODY PLACE CENTRE, L.P., a Tennessee limited partnership, with whom I am personally acquainted, and who, upon oath acknowledged that they are the PRESIDENT AND VICE PRESIDENT, respectively of PEABODY PLACE, INC., General Partner, of PEABODY PLACE CENTRE, L.P., and that they as such PRESIDENT AND VICE PRESIDENT, respectively, executed the foregoing instrument for the purpose therein contained by signing the name of such partnership, as one of the general partners by themselves as PRESIDENT AND VICE PRESIDENT, respectively of such corporation.

     WITNESS my hand and Notarial seal, at office in Memphis, Tennessee, this, the 19th day of May, 1999.

     /s/ SANDRA PERRY              [SEAL]
     -----------------------------
     Notary Public

     My Commission Expires:
                           -------

STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, a Notary Public of the State and County aforesaid, personally appeared JIMMIE D. WILLIAMS, SENIOR VICE PRESIDENT of PERIM CORP., a Tennessee corporation, said corporation is one of the general partners of HOTEL PEABODY L.P., a Tennessee limited partnership, with whom I am personally acquainted, and who, upon oath acknowledged that he is the SENIOR VICE PRESIDENT of PERIM CORP., General Partner, of HOTEL PEABODY, L.P., and that he as such SENIOR VICE PRESIDENT, executed the foregoing instrument for the purpose therein contained by signing the name of such partnership by such corporation, as one of the general partners by himself as SENIOR VICE PRESIDENT of such corporation.

     WITNESS my hand and Notarial seal, at office in Memphis, Tennessee, this, the 19th day of May, 1999.

     /s/ SANDRA PERRY              [SEAL]
     -----------------------------
     Notary Public

     My Commission Expires:
                           -------


STATE OF CALIFORNIA
COUNTY OF SANTA CLARA

     Before me, a Notary Public of the State and County aforesaid, personally appeared CHRIS MORSE with whom I am personally acquainted, (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledge himself to be the VICE PRESIDENT of SILICON ENTERTAINMENT, INC., the within named bargainor, a CALIFORNIA corporation, and that he executed the foregoing instrument for the purposes therein contained by signing the name of such corporation by himself as such VICE PRESIDENT.

     Witness my hand at office, this 24 day of May, 1999.

     /s/ LAURIE M. SHERMER
     ---------------------
     Notary Public

     My Commission Expires 9/19/2001    [SEAL]
                           ---------

                SATELLITE/MICROWAVE EQUIPMENT LICENSE AGREEMENT


     This Satellite/Microwave Equipment License Agreement ("License Agreement" or "Agreement") is made by and between PEABODY PLACE CENTRE, L.P., as Licensor and SILICON ENTERTAINMENT, INC., as Licensee on this ___ day of May, 1999.

     Recitals:

     Licensor is the Landlord and Licensee is the Tenant under a lease (the "Lease") for premises ("Premises") located at Peabody Place Centre, Memphis, Tennessee.

     Licensee desires to establish a private satellite/microwave network for communication among its headquarters, branch offices and store facilities, including the Premises, and/or for private music programming within the Premises, and Licensor is agreeable thereto as herein provided.

     NOW, THEREFORE in consideration of the above and other valuable consideration, the sufficiency which is hereby acknowledged, the parties hereto agree as follows:

     Licensor hereby grants to Licensee a license (hereinafter "License") for the following only: to install, operate, maintain, repair, and remove (hereinafter collectively "Licensed Work") the Equipment (as hereinafter defined) on the terms and conditions hereinafter set forth.

     1. All terms not defined herein shall have the meaning ascribed to them in the Lease. This License shall be coterminous with the Lease.

     2. Law shall mean all laws, statutes, ordinances, rules, regulations, codes, decrees, orders and other such requirements of all federal, state, county, municipal and local governments and governmental agencies having jurisdiction over the Shopping Center. Insurance Requirements shall mean all requirements of any insurance policy covering or applicable to all or any part of the Shopping Center and all orders, regulations and other requirements of a local or national insurance board and any state or local insurance body having jurisdiction of all or any part of the Shopping Center.

     3. Except as may be expressly provided otherwise herein, the exercise of all rights and the fulfillment of all obligations of Licensee hereunder shall be at Licensee's sole cost and expense.

     4. Licensee shall submit to Licensor's Asset Management Department for Licensor's prior written approval plans and specifications ("Plans and Specifications") in scope and detail reasonably satisfactory to Licensor, depicting all equipment (hereinafter "Equipment") including antenna, supports, mountings, connection to building electrical and other systems, conduit, and cables and wiring which may be installed on the exterior of the building (hereinafter "Building") of which the Premises are a part, and the size, weight, materials, and location of Equipment which Licensee desires to install. The antenna and all supports, mountings and connections therefor and all installations on the roof are hereinafter collectively referred to as the "Antenna". The Antenna mount shall be of a non-penetrating type. The Antenna shall not be visible from any location in the parking areas of the Shopping Center without Landlord's prior written consent, Licensee shall obtain, upon Licensor's request, the written opinion, a copy of which shall be delivered to Licensor together with Licensee's plans and specifications, of a structural engineer of Tenant's choice reasonably acceptable to Landlord certifying that no adverse effect will result to the roof or the Building structure, from the Equipment, the Antenna or the Licensed Work. The Equipment, the Antenna and/or the Licensed Work shall not cause any interference in Licensor's reasonable judgment, with the operation of the Shopping Center, or with the Building systems. Any roof penetration shall only be done by Licensor's approved roof contractor and shall not violate the Building roof warranty in any way.

     5. The Equipment, the Antenna, the Licensed Work and any other matter pertaining to the Equipment and/or Antenna shall comply at all times during the term of this License with Law and Insurance Requirements. Irrespective of the adequacy of said insurance, Licensee shall indemnify and save Licensor harmless from all liability for injury or damage to any person(s), firm(s), corporation(s) or properly occurring on or about the Premises or any part thereof by Licensee, its agents, subtenants, or assignees (including all costs, expenses, court reporter fees, expert fees, and attorney fees incurred by Licensor in defense of any such claims), except for injury or damage resulting from Licensor's negligence or willful misconduct or that of its employees, agents or contractors. Licensee shall obtain at its expense and furnish to Licensor copies of all permits and approvals required for such compliance prior to the initial installation of the Equipment and immediately upon obtaining any renewals thereof. Licensor assumes no responsibility for the Equipment. Antenna and/or Licensed Work. Licensee is solely responsible for the Licensed Work, Equipment and Antenna.

     6. Approval by Licensor of Licensee's Plans and Specifications shall not constitute a representation of or assumption of responsibility by Licensor for compliance with Law and/or Insurance Requirements or for the accuracy or sufficiency of such Plans and Specifications. Licensor makes no representation that the Equipment will be able to receive or transmit communication signals without interference or disturbances, whether or not by reason of the installation or use similar equipment by others on the roof, and Licensee agrees that Licensor shall not be liable therefor except for that resulting from Licensor's willful misconduct or that of its employees or agents or contractors. Licensee recognizes that others may have rights to use similar equipment on the roof of the

Building. Licensor agrees that it will use reasonable efforts to have such others cooperate with Licensee in the event of interference or disturbance.

     7. The Equipment shall be used only by Licensee for transmitting and receiving sales, inventory and other internal operational data of Licensee, and for music for internal sound systems. Licensee shall not use or permit the use of the Equipment by any other party or for any other purpose.

     8. Licensee will not perform in whole or in part any Licensed Work without Licensor's prior written consent, not to be unreasonably withheld, which consent may be given by Licensor's Mall Manager. Licensee shall, at least ten (10) working days prior to the commencement of any Licensed Work, notify Licensor in writing of the names and identities of the persons who are authorized by Licensee to perform such Licensed Work. All such Licensed Work shall be performed during Mall office hours and shall be subject to such reasonable rules and regulations as are established by Licensor's property management from time to time.

     9. Promptly upon Licensor's request, at Licensor's discretion, Licensee shall relocate the Equipment and/or Antenna to another location on the roof as designated by Licensor, or, if no relocation space is available, then Licensee shall remove the Equipment and/or Antenna. In the event Licensee fails to so relocate or remove said Equipment and/or Antenna, Licensor may do so (but shall not be obligated to do so) at Licensee's expense and thereupon Licensee shall reimburse Licensor one hundred ten percent (110%) of the reasonable out-of-pocket costs so incurred. It is expressly agreed that such removal or relocation shall not be deemed a constructive eviction or a breach of any covenant, express or implied, of Landlord under the Lease, or grounds for any abatement of rent or additional rent under the Lease.

     10. The Equipment and Antenna are and shall remain the property of Licensee, and the provisions of Article 6.1, of the Lease, shall apply to the Equipment and Antenna with the same force and effect as though fully set forth herein with Licensor and Licensee being substituted for Landlord and Tenant. All provisions of the Lease relating to mechanics or materialmen's liens shall apply to this Agreement as though fully set forth herein.

     11. Licensee shall be liable for any and all damages, loss, cost or expense, resulting from the installation, maintenance and operation of the Equipment and/or Antenna, except for damage, loss, cost or expense resulting from Licensor's negligence or willful misconduct or that of its employees, agents or contractors. Licensor, its employees and agents, shall not leave any obligation with respect to the Equipment and/or Antenna, nor shall Licensor, its employees or agents, be responsible for any damage that may be caused to Licensee or the Equipment and/or Antenna by any third party. Licensee shall bear the expense of repairing any damage to the roof of the building or to the Building resulting from the Equipment, Antenna and/or the Licensed Work, except for damage, loss, cost or expense resulting from Licensor's negligence or willful misconduct or that of its employees, agents, or contractors.

     12. Licensee shall work in good faith to take such reasonable steps as are necessary to eliminate such interference upon notification by Licensor of any interference, whether physical, electronic, or electromagnetic, by or coming from the Equipment with the use of any other occupants' radio, television, microwave, electromagnetic, or electronic transmission or receiving equipment at the Building. If the interference has not been eliminated pursuant to the foregoing sentence and in the event such interference cannot be eliminated within thirty (30) days after Licensor's notification thereof to Licensee, Licensee agrees to remove the Equipment and Antenna from the Premises and this Licensee shall terminate without further obligation on either party except as may be specifically enumerated herein.

     13. Default. The failure of Licensee to perform or fulfill any obligation on its part under this License shall be a default. In the event of a default by Licensee, Licensor shall have the right, at its election, to terminate the License upon five (5) days' written notice to Licensee. All of Licensor's remedies hereunder shall be cumulative and shall be in addition to all rights and remedies Licensor may have at law and in equity. Licensee shall pay reasonable attorney's fees, court costs and filing fees incurred by Licensor in enforcing this License.

     14. Licensor shall be responsible for declarations of payment of any applicable taxes or assessments against the Premises. Licensee shall be responsible for the declaration and payment of any applicable taxes against Licensee's personal property, including but not limited to any sales or use taxes assessed against Licensee's Equipment and/or Antenna.

     15. It is agreed that Licensor shall not be liable to Licensee for damages caused by acts of God, or other acts beyond the control of Licensor ("Force Majeure"), although Licensor shall exercise due diligence to restore services and facilities regardless of the nature of such cause. Licensee agrees not to seek from Licensor consequential damages that may arise as a result from the interruption to service due to such events of Force Majeure.

     16. This License Agreement may not be assigned by Licensee without the prior written consent of Licensor. In the event this License Agreement is assigned by Licensee upon the terms and conditions set forth, Licensee shall remain fully liable for any default occurring on the part of any assignee of Licensee, unless Licensee is released from liability pursuant to the terms of the Lease.

     17. Any notice required or permitted hereunder shall be sent via certified mail, return receipt requested or by a nationally recognized overnight courier service and addressed in the following manner. Licensor or Licensee may from time to time designate any other address for this purpose by written notice to the other party.

     Licensor                           Licensee
     Peabody Place Centre, L.P.         Silicon Entertainment, Inc.
     c/o Belz Enterprises               210 Hacienda Avenue
     100 Peabody Place, Suite 1400      Campbell, CA 95008
     Memphis, Tennessee 38103
     ATTENTION: Ronald A. Belz

                                        With a Copy to:
                                        Rick S. Kirkbride, Esq.
                                        Paul, Hostings, Janofsky & Walker, LLP
                                        555 South Flower Street
                                        Los Angeles, CA 90071-2371

     18. Upon the termination and/or expiration of this License Agreement, Licensee will remove all of its personal property, including without limitation its Equipment and Antenna from the Premises and restore the Premises in its condition as of the execution due of this License Agreement, ordinary wear and tear excepted.

     19. This Agreement may be amended only in writing signed on behalf of both parties.

     20. This Agreement constitutes the entire agreement and understanding between the parties and no representatives, inducements, promises, agreements or otherwise between the parties not embodied herein shall be of any force or effect.

     21. This Agreement shall be interpreted under the laws of the State of Tennessee. Any section brought in relation to this Agreement shall be brought in a court in Memphis, Shelby County, Tennessee and the parties agree that such a court has personal jurisdiction over the parties and that such a court is the proper venue for any such action.

     22. Should any portion of this Agreement be deemed by a court to be invalid, the remainder of the Agreement shall be valid and in full force and effect.

     23. This Agreement may be executed in one or more counterparts by each of the parties hereto, each of which shall be deemed an original and all of which together shall constitute one agreement.

     24. In the event either party incurs attorneys' fees, court costs or other reasonable expenses in order to enforce the provisions of this Agreement, the losing party shall reimburse the prevailing party for such attorneys' fees court costs or other reasonable expenses.

     IN WITNESS WHEREOF: the parties have hereunto set their hands and seals on the date first above written.

     LICENSOR                                        LICENSEE:
     PEABODY PLACE CENTRE, L.P.                      SILICON ENTERTAINMENT, INC.
     By: Peabody Place, Inc., General Partner

     By: /s/ MORRIS I. THOMAS                        By: /s/ [ILLEGIBLE]
        ------------------------------------            ------------------------
        Morris I. Thomas, Vice President

     By: /s/ JACK A. BELZ
        ------------------------------------
        Jack A. Belz, President

     HOTEL PEABODY, L.P.
     By: Perim Corp., General Partner

     By: /s/ JIMMIE D. WILLIAMS
        ------------------------------------
        Jimmie D. Williams, Senior Vice President



                                      -3-